UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

PATHFINDER BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 26, 2024

Dear Shareholder:

We cordially invite you to attend the Annual Meeting of Shareholders of Pathfinder Bancorp, Inc. The Annual Meeting will be held at Bayshore Grove, 78 Bayshore Road, Oswego, NY 13126 at 10:00 a.m., Eastern Time, on June 6, 2024.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting, we will also report on our operations. Directors and officers, as well as a representative of our independent registered public accounting firm, will be present to respond to questions that shareholders may properly present.

The Annual Meeting is being held so that shareholders may consider the election of three directors; the approval of the Pathfinder Bancorp, Inc. 2024 Equity Incentive Plan; the approval of an advisory non-binding resolution regarding the compensation of our named executive officers (“Say-on-Pay"); and the ratification of the appointment of Bonadio & Co., LLP as our independent registered public accounting firm for the year ending December 31, 2024.

For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of the nominated directors; "FOR" the approval of the Pathfinder Bancorp, Inc. 2024 Equity Incentive Plan; "FOR" the approval of an advisory non-binding resolution regarding the compensation of our named executive officers (“Say-on-Pay") and “FOR” the ratification of the appointment of Bonadio & Co., LLP as our independent registered public accounting firm for the year ending December 31, 2024.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, or vote by telephone or internet as directed on our Proxy Card enclosed, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

James A. Dowd

President and Chief Executive Officer

Pathfinder Bancorp, Inc.
214 West First Street
Oswego, New York 13126
(315) 343-0057

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS – June 6, 2024

Notice is hereby given that the Annual Meeting of Pathfinder Bancorp, Inc. will be held at Bayshore Grove, 78 Bayshore Road, Oswego, New York 13126 at 10:00 a.m., Eastern Time, on June 6, 2024.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1.
The election of three directors;
2.
The approval of the Pathfinder Bancorp, Inc. 2024 Equity Incentive Plan;
3.
The approval of an advisory non-binding resolution regarding the compensation of our named executive officers (“Say-on-Pay");
4.
The ratification of the appointment of Bonadio & Co., LLP, as our independent registered public accounting firm for the year ending December 31, 2024 and such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Shareholders of record at the close of business on April 17, 2024 are the shareholders entitled to vote at the Annual Meeting, and any adjournments thereof.

EACH SHAREHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR INTERNET AS DIRECTED ON OUR PROXY CARD ENCLOSED. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH OUR CORPORATE SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

THE NOTICE AND PROXY STATEMENT, ANNUAL REPORT TO SHAREHOLDERS, FORM 10-K AND PROXY CARD ARE AVAILABLE ON THE INTERNET AT WWW.PATHFINDERBANK.COM/ANNUALMEETING. IF YOU NEED DIRECTIONS TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, PLEASE CALL US AT 315-207-8017.

By Order of the Board of Directors

April 26, 2024	William O’Brien, Secretary

IMPORTANT: A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

Pathfinder Bancorp, Inc.
214 West First Street
Oswego, New York 13126
(315) 343-0057

I.
INFORMATION ABOUT THIS PROXY STATEMENT AND THE ANNUAL MEETING
A.
DATE, TIME AND PLACE

This proxy statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Pathfinder Bancorp, Inc. (the “Company”) to be used at our Annual Meeting of Shareholders (the “Annual Meeting”), which will be held at Bayshore Grove, 78 Bayshore Road, Oswego, New York, 13126 on June 6, 2024 at 10:00 a.m. Eastern Time, and all adjournments of the Annual Meeting. The accompanying notice of Annual Meeting and this proxy statement are first being mailed to shareholders on or about April 26, 2024.

B.
VOTING SECURITIES AND PRINICPAL HOLDERS THEREOF

Holders of record of our voting common stock, par value $0.01 per share, as of the close of business on April 17, 2024 (the "Record Date"), are entitled to one vote for each share they own. As of the Record Date, we had 4,719,788 shares of voting common stock outstanding. The presence at the Annual Meeting or by proxy of a majority of the outstanding shares of voting common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. If a shareholder holds shares in street name (i.e., the shares are held in a stock brokerage account or by a bank, trust, or other institution) and does not provide voting instructions to the holder of the account for non-discretionary voting items such as the election of directors, the approval of the Pathfinder Bancorp, Inc. 2024 Equity Incentive Plan and approval of an advisory non-binding resolution regarding the compensation of our named executives ("Say-on-Pay"), such shares will be considered “Broker non-votes.” Broker non-votes and proxies marked “abstain” will be counted for purposes of determining that a quorum is present, but will not be considered as votes cast as to the matters to be considered.

As to the election of directors, shareholders may cast their votes “For” or “Withhold.” As to the vote on the Pathfinder Bancorp, Inc. 2024 Equity Incentive Plan, shareholders may cast their votes "For", "Against" or "Abstain". As to the approval of Say-on-Pay, shareholders may cast their votes "For", "Against" or "Abstain". As to the ratification of our independent registered public-accounting firm, shareholders may cast their votes “For,” “Against” or “Abstain".

Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld. The affirmative vote of holders of a majority of the total votes cast at the Annual Meeting or by proxy, without regard to broker non-votes or proxies as to which shareholders abstain, is required for the approval of the Pathfinder Bancorp, Inc. 2024 Equity Incentive Plan, for the approval of Say-on-Pay and the ratification of Bonadio & Co., LLP as our independent registered public accounting firm (the “Auditors”) for the year ending December 31, 2024.

In accordance with the provisions of our Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of our voting common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit unless approved by our Board of Directors. Our Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to us to enable the Board of Directors to implement and apply the Limit. However, pursuant to our Articles of Incorporation, our employee stock ownership plan will not be deemed to beneficially own any “over the limit Company stock” held under such plan. Castle Creek Capital Partners VII, L.P. has been approved by the Board of Directors to vote shares held in excess of the Limit.

If you participate in the Pathfinder Bank (“Pathfinder Bank” or the “Bank”) Employee Stock Ownership Plan (the “ESOP”), you will receive a voting instruction card so that you may direct the trustee to vote on your behalf under the plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of voting common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of Pathfinder Bancorp, Inc. common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shareswhich it has received timely voting instructions. The deadline for returning your ESOP voting instructions is May 28, 2024.

C.
PROXY SOLICITATION COSTS

The Company will pay all costs relating to the solicitation of proxies. The Company has retained Laurel Hill Advisory Group, LLC, 2 Robbins Lane, Suite 201, Jericho, NY 11753 to assist in soliciting proxies for a base fee of $7,000, plus reasonable and approved out-of-pocket expenses. Proxies may be solicited by officers, directors, and staff members of the Company personally, by mail, by telephone, or by other electronic means. The Company will also reimburse brokers, custodians, nominees, and fiduciaries for reasonable expenses in forwarding proxy materials to beneficial owners of the Company’s stock.

D.
REVOCATION OF PROXIES

Shareholders who sign the proxies we are soliciting will retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted in favor of all proposals. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares as directed by a majority of the Board of Directors in attendance at the Annual Meeting. We know of no additional matters that will be presented for consideration at the Annual Meeting.

Proxies may be revoked by sending written notice of revocation to our Secretary, at the address shown above, by delivering to us a duly executed proxy bearing a later date or by attending the Annual Meeting and voting. The presence at the Annual Meeting of any shareholder who had returned a proxy will not revoke the proxy unless the shareholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to our Secretary prior to the voting of the proxy. If you are a shareholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the Annual Meeting.

E.
CONDUCT OF MEETING

In accordance with our bylaws, and by action of the Board of Directors, the Chair of the Board will preside over the Annual Meeting. The Chair of the Board has broad authority to ensure the orderly conduct of the meeting. This includes discretion to recognize shareholders who have questions, and the right to determine the extent of discussion on each item of business. Rules governing the conduct of the meeting have been established and will be available at the meeting along with the agenda of the matters to be considered at the Annual Meeting.

F.
ATTENDANCE OF DIRECTORS AT THE ANNUAL MEETING

The Company does not have a policy regarding the attendance of Board members at the Annual Meeting, although all are encouraged to attend. Nine directors attended the 2023 Annual Meeting.

G.
OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under Maryland Law and the Securities Exchange Act of 1934.

H.
SMALLER REPORTING COMPANY

The Company has elected to prepare this Proxy Statement and other annual and periodic reports as a “Smaller Reporting Company” consistent with rules of the Securities and Exchange Commission.

II.
OUR GOVERNANCE AND BENEFICIAL OWNERSHIP

A.
LEADERSHIP STRUCTURE AND RISK OVERSIGHT ROLE OF THE BOARD OF DIRECTORS

Our Board has a separate person serve as Chief Executive Officer (“CEO”) and Chair of the Board and has functioned in that manner since the year 2000. Mr. Burritt, our Chair, is an independent director as defined by NASDAQ’s listing requirements. The Company has spent significant time evaluating its leadership structure and has determined that, under the present circumstances, separating the Chair and CEO positions is appropriate. We believe this separation allows our Board to concentrate on policy and strategy and our CEO the time to concentrate on executing such strategy. Additionally, we believe this structure is most appropriate given the Board’s role in monitoring the Company’s execution of its business plan and the risk elements associated with such execution.

The primary risks facing the Bank, as the operating subsidiary of the Company, are interest rate risk, liquidity risk, investment risk, credit risk, risks associated with inadequate allowance for credit losses, cyber security risks, competitive risks and regulatory risks. While the full Board is actively engaged in monitoring all of the noted risks, we have further assigned specific responsibilities to Board Committees for detailed review. The Asset/Liability Committee, with the assistance of professional consultants, monitors interest rate risk, investment risk and liquidity risk. The Directors' Loan Committee, with the assistance of a professional loan review consultant, monitors the credit risks and risks associated with allowance for credit losses. The Technology Steering Committee, with the assistance of professional experts, monitors and responds to cyber risks. In addition, we purchase internet liability and other insurance to protect us against cyber security risks. The Audit/Compliance Committee monitors regulatory risks. Every member of our Board engages in continuing education in an effort to monitor Enterprise Risk Management issues so that they can effectively engage in their oversight role.

B.
INDEPENDENCE AND DIVERSITY OF DIRECTORS

Our common stock is listed on the NASDAQ Capital Market. The Board of Directors has determined that all of its directors, with the exception of Mr. Dowd and Mr. Funiciello, are “independent” pursuant to NASDAQ’s listing requirements. Our independent directors hold executive sessions no less than twice a year.

Although the Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying a director nominee, diversity is considered in our review of candidates. The Nominating Committee hopes to continue to diversify our Board membership. As considered by our Board, diversity includes not only gender and ethnicity, but the various perspectives that come from having differing viewpoints, geographic and cultural backgrounds, and life experiences. Our current Diversity Matrix Chart is available at the Corporate Information page on our website at https://ir.pathfinderbank.com.

C.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Persons and groups who beneficially own in excess of 5% of the Company's voting common stock are required to file Schedule 13G or Schedule 13D reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership. The following table sets forth, as of the date of the most recent reports, the shares of voting common stock beneficially owned by each person or entity that was the beneficial owner of more than 5% of our outstanding shares of voting common stock.

The following table represents the ownership of our Schedule 13D and 13G filers as of the Record Date:

Name and Address of Beneficial Owners	Number of Shares Beneficially Owned	Percentage of Shares of Voting Common Stock Outstanding
Castle Creek Capital Partners VII, LP (1)	468,492	9.9%
Castle Creek Capital VII LLC
6051 El Tordo
PO Box 1329
Rancho Santa Fe, CA 92067

Pathfinder Bank Employee Stock Ownership Plan Trust (2)	380,109	8.1%
c/o Pentegra Services, Inc.
2 Enterprise Drive, Suite 408
Shelton, CT 06484

Alliance Bernstein, LP (3)	238,773	5.1%
501 Commerce Street
Nashville, TN 37203

Minerva Advisors, LLC (4)	256,599	5.4%
Minerva Group, LP
Minerva GP, LP
Minerva GP, Inc.
David P. Cohen
50 Monument Road, Suite 201
Bala Cynwyd, PA 19004

(1)
Based on information reported on a Schedule 13D/A filed with the Securities and Exchange Commission on June 30, 2023, Castle Creek Capital Partners VII, LP and Castle Creek Capital VII, LLC reported shared voting power for 468,492 shares of our voting common stock and shared dispositive power over 468,492 shares of our voting common stock. This calculation is based on 4,732,249 shares of voting common stock of the Company outstanding, which was calculated based on (i) 4,673,665 shares of voting common stock of the Company outstanding as of May 12, 2023, as reported by the Company in its Quarterly Report on Form 10-Q filed with the SEC on May 15, 2023, and increased by (ii) 58,584 shares of voting common stock underlying 58,584 shares of the Company’s Class A non-voting common stock, par value $0.01 per share (“Non-Voting Common Stock”) (which is the maximum number of shares of Non-Voting Common Stock that Fund VII would be permitted to convert into voting common stock based upon the limitations in the Pathfinder SPA and the Articles Supplementary for Class A Non-Voting Common Stock, filed with the Maryland State Department of Assessments and Taxation on June 9, 2021 (the “Non-Voting Articles Supplementary”)). This calculation excludes 1,321,699 shares of Non-Voting Common Stock and the Warrant to purchase 125,000 shares of voting common stock. Since Fund VII does not presently, and will not within the next 60 days, have the right to acquire voting common stock in respect of such excluded Non-Voting Common Stock and the Warrant, those underlying shares are not included in the amount reported herein. Notwithstanding their ability to convert Non-Voting Common Stock shares to voting common stock shares, Fund VII currently owns 409,908 shares, or 8.7%, of our voting common stock.

(2)
Based on information reported on a Schedule 13G/A filed with the Securities and Exchange Commission on February 12, 2024, Pentegra Trust Company, the trustee for the Pathfinder Bank Employee Stock Ownership Plan, reported sole voting power for 23,482 shares of our voting common stock, shared voting power for 356,627 shares of our voting common stock, sole dispositive power over 354,440 shares of our voting common stock and shared dispositive power over 25,669 shares of our voting common stock.

(3)
Based on information reported on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2024, Alliance Bernstein, LP reported sole dispositive and voting power with respect to 238,773 shares of our voting common stock.

(4)
Based on information reported on a Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2024, Minerva Advisors, LLC, Minerva Group, LP, Minerva GP, LP, Minerva GP, Inc. and David P. Cohen reported sole dispositive and voting power with respect to 207,900 shares of our voting common stock and Minerva Advisors, LLC and David P. Cohen reported shared dispositive and voting power with respect to 48,699 shares of our voting common stock.

The following table sets forth as of the Record Date, the shares of voting common stock beneficially owned by director nominees, directors, executive officers, directors and executives as a group and other management for whom we file Section 16 reports. None of the shares beneficially owned by directors, executive officers or nominees to the board of directors have been pledged as security or collateral for any loans.

Name and Address of Beneficial Owners	Number of Shares Owned and Nature of Beneficial Ownership (1)	Number of Unexercised Stock Options which are included in Beneficial Ownership (2)	Percentage of Shares of Voting Common Stock Outstanding
Director Nominees, Directors, Named Executive Officers and Executive Officers (3)
Eric Allyn (4)	50,394	-	1.1
David A. Ayoub (5)	39,948	8,787	0.8
William A. Barclay (6)	90,750	7,025	1.9
Chris R. Burritt (7)	56,691	-	1.2
Meghan Crawford-Hamlin (8)	1,000	-	0.0
John P. Funiciello (9)	45,537	-	1.0
Adam C. Gagas (10)	201,052	14,523	4.3
Melanie Littlejohn (11)	12,302	8,787	0.3
Tony Scavuzzo (12)	-	-	0.0
John F. Sharkey, III (13)	51,538	-	1.1
Lloyd "Buddy" Stemple (14)	71,570	-	1.5
Robert G. Butkowski (15)	33,602	4,136	0.7
James A. Dowd (16)	75,166	15,816	1.6
William O'Brien (17)	36,343	18,055	0.8
Daniel R. Phillips (18)	64,482	23,053	1.4
Walter F. Rusnak (19)	122,026	32,342	2.6
Ronald Tascarella (20)	104,405	15,816	2.2
All Directors and Executive Officers as a Group (17 persons)	1,056,806	148,340	22.4
Section 16 Filers
Regina Bass	397	-	0.0
Ronald G. Tascarella	28,472	6,609	0.6

(1)
A person is deemed to be the beneficial owner, for purposes of this table, of any shares of voting common stock if he or she has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. This table includes all shares held directly, as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power. Unless otherwise indicated, the named individual has sole voting and investment power. ESOP shares allocated to the officers are also included within their respective totals.
(2)
These options are exercisable within 60 days of the Record Date. They cannot be voted until exercised.
(3)
The mailing address for each person listed is 214 West First Street, Oswego, New York 13126.
(4)
Mr. Allyn's shares include 50,394 shares held by Foundation and LLC.
(5)
Mr. Ayoub’s shares include 17,763 shares in a 401(k) plan and 1,647 shares in an IRA.
(6)
Mr. Barclay has sole voting and investment power over 21,749 shares and shared investment and voting power over 61,976 shares.
(7)
Mr. Burritt’s shares include 25,000 shares in an IRA.
(8)
Ms. Crawford-Hamlin has sole voting and investment power over 1,000 shares.
(9)
Mr. Funiciello’s shares include 5,000 shares in an IRA.
(10)
Mr. Gagas’s shares include 15,800 shares in an IRA. He has sole voting and investment power over 36,865 shares and shared investment and voting power over 149,664 shares.
(11)
Ms. Littlejohn has sole voting and investment power over 3,515 shares.
(12)
Mr. Scavuzzo is a managing principal of Castle Creek Capital Partners Fund VII, LP ("Fund VII") and disclaims any beneficial ownership of the (i) 409,908 shares of the issuer's voting common stock, (ii) 1,380,283 shares of Non-Voting Common Stock and (iii) warrants to purchase 125,000 shares of voting common stock held by Fund VII, in each case, except to the extent of his pecuniary interest therein.
(13)
Mr. Sharkey’s shares include 20,000 shares in an IRA.

(14)
Mr. Stemple has sole voting and investment power over 69,070 shares and shared investment and voting power over 2,500 shares.
(15)
Mr. Butkowski's shares include 14,291 shares in Pathfinder Bank's 401(k) plan, 6,500 shares in an IRA and 5,875 shares in Pathfinder Bank's ESOP.
(16)
Mr. Dowd’s shares include 18,052 shares in Pathfinder Bank’s 401(k) plan and 20,594 shares in Pathfinder Bank’s ESOP.
(17)
Mr. O’Brien’s shares include 3,255 shares in Pathfinder Bank’s 401(k) plan and 8,814 shares in Pathfinder Bank’s ESOP.
(18)
Mr. Phillip’s shares include 6,021 shares in Pathfinder Bank’s 401(k) plan and 13,408 shares in Pathfinder Bank’s ESOP. He has sole voting and investment power over 40,698 shares and shared investment and voting power over 730 shares.
(19)
Mr. Rusnak’s shares include 36,000 shares in an IRA and 4,684 shares in Pathfinder Bank’s ESOP.
(20)
Mr. Tascarella’s shares include 20,292 shares in Pathfinder Bank’s 401(k) plan and 9,690 shares in Pathfinder Bank’s ESOP. He has sole voting and investment power over 83,589 shares and shared investment and voting power over 5,000 shares.

D.
DELINQUENT SECTION 16(a) REPORTS

Our common stock is registered with the SEC pursuant to Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). Our executive officers and directors and beneficial owners of greater than 10% of our common stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock. SEC rules require disclosure in our Proxy Statement and Annual Report on Form 10-K of the failure of an executive officer, director or 10% beneficial owner of our common stock to file a Form 3, 4, or 5 on a timely basis. A Form 3 for Director Tony Scavuzzo was filed late and a Form 3 for 1st Vice President, Regina Bass was filed late.

E.
TRANSACTIONS WITH CERTAIN RELATED PERSONS

The Sarbanes-Oxley Act of 2002 generally prohibits an issuer from (i) extending or maintaining credit; (ii) arranging for the extension of credit; or (iii) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, however, one of which is applicable to us. This prohibition does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. Regulations permit executive officers and directors to receive the same loan terms through programs that are widely available to other employees, as long as the executive officer or director is not given preferential treatment compared to the other participating employees. The Bank currently has loans to each of the following officers and/or directors or their immediate families: Eric Allyn, Chris Burritt, Robert Butkowski, James Dowd, John Funiciello, Meghan Crawford-Hamlin, William O’Brien, Daniel Phillips, John Sharkey III, Ronald G. Tascarella and Ronald Tascarella.

After one year of service at the Bank, full-time employees and directors are entitled to receive a primary residence mortgage loan at an interest rate of 0.25% below market, consistent with applicable laws and regulations. Until 2021, the rate was at 0.50% below market.

The chart below lists the executive officers and directors who participated in the employee mortgage loan program during the years ended December 31, 2023 and 2022 and certain information with respect to their loans. No other directors or executive officers participated in the employee mortgage loan program during the years ended December 31, 2023 and 2022.

	Largest Aggregate		Non-	Principal	Principal Paid	Interest Paid
	Balance 01/01/22	Interest	Employee	Balance	Balance 01/01/22	Balance 01/01/22
	to 12/31/23	Rate	Interest Rate	12/31/2023	to 12/31/23	to 12/31/23
Name	$	%	%	$	$	$
James Dowd	208,000	2.125	2.375	169,299	38,701	8,146
Lloyd Stemple	110,593	2.750	3.250	─	110,593	2,130
William O'Brien	94,583	2.500	3.000	63,059	31,523	3,816
Robert Butkowski, Jr.	59,087	2.250	2.500	32,330	26,757	2,088

Other than the loans noted in the above table, all other loans made to directors or executive officers:

•
were made in the ordinary course of business;
•
were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Company; and
•
did not involve more than normal risk of collectability or present other unfavorable features.

All transactions between us and our executive officers, directors, holders of 10% or more of the shares of the Company’s common stock and affiliates thereof, must be approved by a majority of our independent outside directors not having any interest in the transaction, pursuant to our Code of Ethics.

In January of 2021, the Bank entered into a lease agreement with 506 West Onondaga Associates, LLC (the "LLC") to lease an entire building and an adjacent property located in Syracuse, New York. Director John P. Funiciello is a member of the LLC. In November 2022, the Bank opened the building as a full-service branch banking facility. The term of this lease shall be for a period of thirty-two years and sixty days and commenced on February 1, 2021. The Bank paid the landlord, as total rent for the first twelve months of the lease, the annual sum of $201,000. After the first anniversary of the lease, and for every 12 month period following until the end of the lease term, the Bank will pay the landlord, as total rent, the annual sum of $262,000.

F.
ANTI-HEDGING AND PLEDGING POLICY

The Company’s anti-hedging and anti-pledging provisions are covered in the Company’s Insider Trading Policy. Under the policy, directors and named executive officers are prohibited from engaging in short sales of Company stock and from engaging in transactions in publicly-traded options, such as puts, calls and other derivative securities based on Company stock including any hedging, monetization or similar transactions designed to decrease the risks associated with holding Company stock. In addition, directors and named executive officers are prohibited from pledging Company stock as collateral for any loan or holding Company stock in a margin account.

G.
CODE OF ETHICS

We have adopted a Code of Ethics that is applicable to our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available at the Corporate Information page on our website at https://ir.pathfinderbank.com. Amendments to, and waivers from, the Code of Ethics will also be disclosed on our website.

H.
SHAREHOLDER COMMUNICATIONS

The Board of Directors has established a process for shareholders to send communications to a director by either United States mail or electronic mail. Any shareholder who desires to communicate directly with our directors should send their communication to Board of Directors, Pathfinder Bancorp, Inc., 214 West First Street, Oswego, New York 13126 or by email to directors@pathfinderbank.com. The communication should indicate that the author is a shareholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

•
Forward the communication to the director or directors to whom it is addressed;
•
Attempt to handle the inquiry directly, for example where it is a request for information about us or it is a stock-related matter; or
•
Not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

III.
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The business of the Board of Directors is conducted through meetings and activities of the Board and its committees. During the year ended December 31, 2023, the Board of Directors held twelve regular meetings and two special meetings. During the year ended December 31, 2023, no director attended fewer than 75 percent of the total meetings of the Board of Directors and committees on which such director served. Much of our work is performed in Committees which is then reported to the full Board. Members in committees are described in the following table:

Director	Asset/Liability Committee (ALCO) Member	Audit Committee Member	Compensation Committee Member	Nominating and Governance Committee Member	Directors' Loan Review Committee Member

Eric Allyn			X	X	X
David A. Ayoub	X	Chair	X		X
William A. Barclay	X		X	Chair	X
Chris R. Burritt	X	X	X	X	Chair
Meghan Crawford-Hamlin	X	X			X
James A. Dowd	X				X
John P. Funiciello	X				X
Adam C. Gagas	X		Chair	X	X
Melanie Littlejohn		X		X	X
John F. Sharkey, III		X			X
Lloyd "Buddy" Stemple	Chair		X	X	X

A.
NOMINATING/GOVERNANCE COMMITTEE

The Nominating/Governance Committee met three times in the year ended December 31, 2023 to address issues concerning corporate governance, succession planning, and to nominate directors to fulfill the terms of the upcoming year. In the year ended December 31, 2023, the Nominating/Governance Committee was comprised of Directors Barclay, Allyn, Burritt, Gagas, Littlejohn, and Stemple, each of whom are “independent” pursuant to the NASDAQ listing requirements. The Nominating/Governance Committee has a charter which is available at our Corporate Information page on our website at https://ir.pathfinderbank.com.

Among other things, the functions of the Nominating/Governance Committee include the following:

•
to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for shareholder approval;
•
to review and monitor compliance with the requirements for board independence; and
•
to review the committee structure and make recommendations to the Board regarding committee membership.

The Nominating/Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Nominating/Governance Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Nominating/Governance Committee would solicit suggestions for director candidates from all Board members. In addition, the Nominating/Governance Committee is authorized by its charter to engage a third party to assist in the identification of director nominees.

The Nominating/Governance Committee would seek to identify a candidate who, at a minimum, satisfies the following criteria:

•
has personal and professional ethics and integrity and whose values are compatible with ours;
•
has had experiences and achievements that have provided the ability to exercise and develop good business judgment;
•
is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;
•
is familiar with the communities in which we operate and/or is actively engaged in community activities;

•
is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and our shareholders;
•
has the capacity and desire to represent the balanced, best interest of our shareholders as a group, and not primarily a special interest group or constituency; and
•
has had a principal residence for two years on a continuous basis within the following counties in New York – Oswego, Jefferson, Lewis, Oneida, Onondaga or Cayuga. Our Bylaws provide that this provision may be overridden by two-thirds vote of the Board of Directors.

The Nominating/Governance Committee will also take into account whether a candidate satisfies the criteria for “independence” under the NASDAQ corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an Audit Committee Financial Expert. Diversifying our board membership is also an important consideration.

The Nominating/Governance Committee will consider candidates for the Board of Directors recommended by shareholders. In order to make a recommendation to the Board of Directors, a shareholder must own no less than 500 shares of the Company. Shareholders who are so qualified may send their recommendations to our Corporate Secretary for forwarding to the Nominating/Governance Committee. In light of the due diligence required to evaluate recommendations, said recommendations for candidates for the 2025 annual meeting must be received by the Nominating/Governance Committee by June 30, 2024.

Shareholders may submit the names of candidates to be considered in writing to our Corporate Secretary, at 214 West First Street, Oswego, New York 13126. The submission must include the following information:

•
the name and address of the shareholder as it appears on our books, and number of shares of our common stock that are owned beneficially by such shareholder (if the shareholder is not a holder of record, appropriate evidence of the shareholder’s ownership will be required);
•
the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the shareholder’s ownership should be provided);
•
a statement of the candidate’s business and educational experience;
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such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;
•
a statement detailing any relationship between us and the candidate;
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a statement detailing any relationship between the candidate and any of our customers, suppliers or competitors;
•
detailed information about any relationship or understanding between the proposing shareholder and the candidate; and
•
a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

The Nominating/Governance Committee will consider shareholder recommendations made in accordance with the above similarly to any other nominee proposed by any other source. We have not paid a fee to any third party to identify or evaluate any potential nominees. Moreover, the Nominating/Governance Committee has not received within the last year a recommended nominee from any shareholder.

B.
COMPENSATION COMMITTEE

The Compensation Committee meets periodically to review the performance of officers and to determine compensation programs and adjustments. The entire Board of Directors ratifies the recommendations of the Compensation Committee. In the year ended December 31, 2023, the members of the Compensation Committee were Directors Gagas, Allyn, Ayoub, Barclay, Burritt and Stemple. All of these directors are “independent” pursuant to NASDAQ listing requirements. The Compensation Committee met six times during the year ended December 31, 2023. The Compensation Committee has a charter which is available at the Corporate Information page on our website at https:/ir.pathfinderbank.com.

Any shareholder who wishes to communicate directly with a member of the compensation committee should do so by e-mail to compcommittee@pathfinderbank.com.

C.
AUDIT COMMITTEE

In 2023, the Audit Committee consisted of Directors Ayoub, Burritt, Crawford, Littlejohn and Sharkey. The Audit Committee meets on a periodic basis with the internal auditor to review audit programs and the results of audits of specific areas, on regulatory compliance issues, as well as to review information to further their financial literacy skills. The Audit Committee meets with the independent registered public accounting firm to review quarterly and annual filings, the results of the annual audit and other related matters. The Chairman of the Audit Committee may meet with the Auditors on quarterly filing issues in lieu of the entire committee. The Audit Committee met five times in 2023. Each member of the Audit Committee is “independent” as defined in the listing standards of NASDAQ and SEC Rule 10A(m)-3. Our Board of Directors has adopted a written charter for the Audit Committee which is available at the Corporate Information page on our website at https://ir.pathfinderbank.com. The Audit Committee maintains an understanding of our key areas of risk and assesses the steps management takes to minimize and manage such risks and:

•
selects and evaluates the qualifications and performance of the Auditors;
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ensures that the internal and external auditors maintain no relationship with management and/or us that would impede their ability to provide independent judgment;
•
oversees the adequacy of the systems of internal control;
•
reviews the nature and extent of any significant changes in accounting principles; and
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oversees that management has established and maintained processes reasonably calculated to ensure our compliance with all applicable law, regulations, corporate policies and other matters contained in our Code of Ethics which is available at the Corporate Information page on our website at https://ir.pathfinderbank.com.

The Audit Committee has established procedures for the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters.

The Board of Directors has determined that Mr. Ayoub qualifies as an Audit Committee financial expert serving on the committee. Mr. Ayoub meets the criteria established by the Securities and Exchange Commission.

D.
ASSET/LIABILITY COMMITTEE (ALCO)

Pathfinder Bank, the operating subsidiary of the Company has an Asset/Liability Committee. The purpose of the committee is to oversee the asset/liability, interest rate risk, liquidity, capital adequacy, funds management and investment functions of the Bank. Members in 2023 consisted of Directors Stemple, Ayoub, Barclay, Burritt, Crawford, Funiciello and Gagas. The committee met four times in 2023, each time with the assistance of a professional consultant in ALCO matters.

E.
DIRECTORS' LOAN COMMITTEE

Pathfinder Bank’s most significant asset is its loan portfolio. The loan portfolio produces most of the Bank’s revenue but also exposes the Bank to credit and interest rate risk. The Director's Loan Committee is primarily responsible for monitoring this asset. All of the board of directors are members of the committee. The committee meets generally every other week to respond to customer demands.

F.
OTHER COMMITTEES

Pathfinder Bank and the Company have a number of other standing and adhoc committees such as Strategic Advisory, Facilities, Digital Strategy and Technology Steering, etc. Board members are encouraged to, and do, attend various committee meetings even if they are not official members in order to get a broader understanding of Bank operations and to give Bank management the benefit of their experience.

IV.
COMPENSATION DISCLOSURES

A.
EXECUTIVE COMPENSATION

As a smaller reporting company, we are not required to include a Compensation Discussion and Analysis (“CD&A”) under Item 402(b) of Regulation S-K. Nevertheless, we do want our shareholders to understand our compensation policies and procedures so we incorporate many, but not all, of the required disclosures of a full CD&A.

Our Compensation Philosophy. The Company’s ability to attract and retain talented employees and executives with skills and experience is essential to providing value to its shareholders. The Company seeks to provide fair and competitive compensation to its employees (including the Named Executive Officers described below) by providing the type and amount of compensation consistent with our peers. We also seek to drive performance through short-term incentive compensation and to align our executives’ interest with shareholders with appropriate equity awards.

Compensation Best Practices. Our compensation program is designed to retain and reward our Named Executive Officers by aligning their compensation with short-term and long-term performance. Toward that end, we use the following compensation best practices:

Our cash-based bonus payments are tied to both financial and non-financial performance measures and are subject to a “clawback” policy, providing for the partial or total return of the cash bonus in the event of a restatement of our financial statements which makes the performance measures no longer valid;

•
No tax “gross ups” are included in any change of control agreements;
•
Our perquisites and personal benefits are limited to those that support a documented business purpose;
•
Our change in control provisions in the Company’s agreements with its Named Executive Officers provide for payment only upon termination of employment or job diminishment in connection with a change in control (also called “double trigger” event);
•
We use appropriate peer groups when establishing compensation; and
•
We balance short- and long-term incentives.

Compensation Program Elements. The Compensation Committee, with the assistance of our consultants, when engaged, has incorporated the following elements into the corporate program to meet the documented corporate philosophy:

•
Cash based salary and employment benefits that are competitive with our peers;
•
Cash based bonus, directly linking pay to both Company and individual performance;
•
An equity plan designed to align the executives’ interest with the Company’s shareholders in achieving long-term performance;
•
A qualified 401(k) plan allowing executives to defer “pre-tax” earnings toward retirement;
•
A qualified employee stock ownership plan rewarding long-term service to the Company;
•
A defined contribution supplemental executive retirement plan (“SERP”) rewarding long-term service to the Company for certain members of senior management;

•
An executive non-qualified deferred compensation plan allowing executives to defer income for retirement purposes;
•
Insurance programs designed to replace income in the event of sickness, accident or death; and
•
Limited perquisites based on demonstrated business purpose.

Role of the Compensation Committee and Consultants. The Compensation Committee annually reviews the performance of the CEO and other executive officers and recommends to the Board of Directors changes to base compensation, as well as the amount of any bonus to be awarded. In determining the compensation of an officer, the Compensation Committee and the Board of Directors take into account individual performance, performance of the Company and information regarding compensation paid to executives of peer group institutions performing similar duties. The CEO recommends to the Compensation Committee, compensation arrangements for the Executive Vice Presidents and Senior Vice Presidents. He does not recommend compensation arrangements for himself or Board members.

While the Compensation Committee and the Board of Directors do not use strict numerical formulas to determine changes in compensation for the CEO, Executive Vice Presidents and Senior Vice Presidents, and while they weigh a variety of different factors in their deliberations, both company-wide and individually-based performance objectives are used in determining the compensation of the CEO, Executive Vice Presidents and Senior Vice Presidents. Company-wide performance objectives emphasize earnings, profitability, earnings contribution to capital, capital strength, asset quality, and return on equity which are customarily used by similarly-situated financial institutions in measuring performance. Individually-based performance objectives include non-quantitative factors considered by the Compensation Committee and the Board of Directors such as general management oversight of the Company, the quality of communication with the Board of Directors, the productivity of employees and execution of the Bank’s Strategic Plan. Finally, the Compensation Committee and the Board of Directors consider the standing of the Company with customers and the community, as evidenced by customer and community complaints and compliments.

Generally, the Company retains a compensation consultant triennially coincident with our “Say-on-Pay” vote. Accordingly, in late 2023, the Compensation Committee engaged Blanchard Consulting Group, (“Blanchard”) to review the compensation plans for its top ten executives which included the three Named Executives Officers in this proxy statement. Other than set forth herein, Blanchard provides no other services to the Company and has no relationships with any directors or executives other than in the role as compensation consultant. The Committee has concluded that Blanchard has no conflict of interest in providing services to the Committee.

Blanchard's report benchmarked senior executive pay, including our Named Executive Officers, against the same pay of the same officers of our peers in the following areas: base salary; annual short-term incentives and long-term incentive compensation.

Survey data was also available to supplement the public disclosures of our peers. The following Bank Peer Group was used by Blanchard to analyze Pathfinder Bank’s executive compensation.

Company Name	Ticker Symbol	Company Name	Ticker Symbol
Chemung Financial Corp.	CHMG	Greene County Bancorp, Inc.	GCBC
Orange County Bancorp, Inc.	OBT	Codorus Valley Bancorp, Inc.	CVLY
Evans Bancorp, Inc.	EVBN	Norwood Financial Corp.	NWFL
Penns Woods Bancorp, Inc.	PWOD	Pioneer Bancorp, Inc.	PBFS
ESSA Bancorp, Inc.	ESSA	ENB Financial Corp.	ENBP
FNCB Bancorp, Inc.	FNCB	Franklin Financial Services Corp.	FRAF
Embassy Bancorp, Inc.	EMYB	CB Financial Services, Inc.	CBFV
AmeriServ Financial, Inc.	ASRV	Rhinebeck Bancorp, Inc.	RBKB
First Keystone Corp.	FKYS	LINKBANCORP, INC.	LNKB
Juniata Valley Financial Corp	JUVF	Quaint Oak Bancorp, Inc.	QNTO
Traditions Bancorp, Inc.	TRBK

Blanchard's report identified the following:

•
On average, Pathfinder Bank’s 2023 base salaries for its executive team is more than 15% below the market median.
•
The three Named Executive Officers, Mr. Dowd, Mr. Tascarella and Mr. Rusnak are (34%), (24%) and (21%) below the market median, respectively, for their base salaries.

•
Pathfinder Bank’s target cash compensation for its executive team, which includes the base salaries plus cash performance bonus, is at or near the peer group 50th percentile.
•
Total compensation for the Named Executives Officers in this proxy statement which includes salary, cash performance bonus, long-term incentive awards as well as other retirement benefits is on average 15% below the median peer group.

B.
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Summary Compensation Table. The following table shows the compensation of James A. Dowd, our President and Chief Executive Officer, and our two other most highly compensated executive officers (“Named Executive Officers”) that received total compensation of $100,000 or more during the past fiscal year for services to Pathfinder Bancorp, Inc. or any of its subsidiaries. The table includes the compensation awarded, paid to, or earned by, our Named Executive Officers during the years ended December 31, 2023 and 2022, respectively.

Summary Compensation Table
Name and Principal			Bonus	Stock Options	Stock Awards	Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total
Position	Year	Salary	($) (1)	($)	($)	($) (2)	($) (3)	($)
James A. Dowd	2023	375,000	84,008	─	─	6,830	96,217	562,054
President and Chief	2022	259,130	134,499	─	─	10,973	103,205	507,807
Executive Officer
Ronald Tascarella	2023	235,000	43,218	─	─	2,433	71,481	352,132
Executive Vice President	2022	226,000	61,346	─	─	3,801	67,723	358,870
Chief Banking Officer
Walter F. Rusnak	2023	231,000	45,097	─	─	─	35,879	311,976
Senior Vice President	2022	205,700	63,100	─	─	─	30,786	299,586
Chief Financial Officer

__________________________________________________________________________________________________

(1)
2023 performance-based bonus awards were paid during March 2024.
(2)
The non-qualified deferred compensation earnings represents the above market or preferential earnings on compensation that was deferred by a Named Executive Officer.
(3)
The amounts listed in the “All Other Compensation” column for each Named Executive Officer for the year ended December 31, 2023 are shown in the following table:

Named Executive	Year	Employee Savings Plan Company Contribution ($)	Automobile Expense Reimbursement ($)	Club Dues ($)	Life Insurance Premium ($)	ESOP Allocation (1) ($)	Supplemental Executive Retirement Plan ($)	Total ($)
James A. Dowd	2023	17,485	18,965	3,748	936	19,500	35,583	96,217
Ronald Tascarella	2023	20,189	─	─	1,851	13,858	35,583	71,481
Walter F. Rusnak	2023	23,242	─	─	1,040	11,597	─	35,879

(1)
The ESOP value is calculated based on the Company’s stock price of $14.01 per share as of December 31, 2023.

Change of Control Agreements. The Company and Pathfinder Bank have entered into Change of Control Agreements with James A. Dowd, Ronald Tascarella and Walter F. Rusnak which provide certain benefits in the event of the executive's "dismissal" from employment within a twelve-month period following a change of control of the Company or the Bank. Although “dismissal” does not include a termination for cause or voluntary termination, it does include the executive’s resignation as a result of:

•
a material change in the executive’s functional duties or responsibilities which would cause the executive’s position to become one of lesser responsibility, importance of scope;
•
a relocation of the executive’s principal place of employment by more than 30 miles from its location as of the date of the agreement, or
•
a material reduction in the benefits to the executive as of the date of the agreement.

In the event of such dismissal, the executive, (or his beneficiary should he die subsequent to the dismissal), is entitled to a lump sum payment equal to two times the executive’s most recent annual base salary plus bonuses and any other cash compensation paid to the executive within the most recent twelve (12) month period. The executive is also entitled to continued life, medical and dental coverage for a period of twenty-four (24) months subsequent to the dismissal, and will become fully vested in any stock option plans, deferred compensation plans, or restricted stock plans in which he participates.

Defined Contribution Supplemental Retirement Income Agreements. The Bank maintains a Supplemental Executive Retirement Plan (the “SERP”), effective January 1, 2014. The SERP benefits certain key senior executives of the Bank who are selected by the Board to participate. The SERP is intended to provide a benefit from the Bank upon retirement, death, disability or voluntary or involuntary termination of service (other than “for cause”), subject to the requirements of Section 409A of the Internal Revenue Code. Accordingly, the SERP obligates the Bank to make a contribution to each executive’s account on the last business day of each calendar year. In addition, the Bank may, but is not required to, make additional discretionary contributions to the executive’s accounts from time to time. All executives currently participating in the SERP are fully vested in the Bank’s contribution to the plan. In the event the executive is terminated involuntarily or resigns for good reason within 24 months following a change in control, the Bank is required to make additional annual contributions equal to the lesser of the contributions required for: (1) three years or (2) the number of years remaining until the executive’s benefit age, subject to potential reduction to avoid an excess parachute payment under Code Section 280G. In the event of the executive’s death, disability or termination within 24 months after a change in control, the executive’s account will be paid in a lump sum to the executive or his beneficiary, as applicable. In the event the executive is entitled to a benefit from the SERP due to retirement or other termination of employment, the benefit will be paid either in a lump sum or in monthly installments for 10 years as detailed in the executive’s participant agreement. James A. Dowd and Ronald Tascarella are the only Named Executive Officers who participate in the SERP and have Defined Contribution Supplemental Retirement Income Agreements.

Executive Deferred Compensation Plan. Pathfinder Bank maintains an Executive Deferred Compensation Plan for a select group of management employees. A participant in the plan is eligible to defer, on a monthly basis, a percentage of compensation received from the Bank, up to $750. The participant’s deferred compensation will be held by the Bank subject to the claims of the Bank’s creditors in the event of the Bank’s insolvency.

Upon the earlier of the date on which the participant terminates employment with the Bank or attains his or her benefit age (as designated by the participant upon joining the plan), the participant will be entitled to his or her deferred compensation benefit, which will commence on the date the participant attains his or her elected benefit age and will be payable in monthly installments for 10 years. In the event of a change in control of the Company or the Bank followed by the participant’s termination of employment within 36 months thereafter, the participant will receive a deferred compensation benefit calculated as if the participant had made elective deferrals through his or her benefit age. Such benefit will commence on the date the participant attains his or her benefit age and will be payable in monthly installments for 10 years. If the participant dies after commencement of payment of the deferred compensation benefit, the Bank will pay the participant’s beneficiary the remaining payments that were due.

In the event the participant becomes disabled, the participant will be entitled to receive the deferred compensation benefit as of the participant’s date of disability. Such benefit will commence within 30 days following the date on which the participant is disabled and will be payable in monthly installments for 10 years. If the participant dies prior to the commencement of payment of the deferred compensation benefit, the participant’s beneficiary will be entitled to receive a survivor benefit.

James A. Dowd and Ronald Tascarella are the only Named Executive Officers that participate in the Executive Deferred Compensation Plan.

2016 Equity Incentive Plan. The Pathfinder Bancorp, Inc. 2016 Equity Incentive Plan (the “2016 Equity Incentive Plan”) was approved at our 2016 Annual Meeting. The 2016 Equity Incentive Plan authorized the issuance of up to 263,605 shares of common stock pursuant to grants of stock option awards to our senior executive officers and outside directors. At December 31, 2023, there were 7,148 stock option awards remaining available for future issuance under the 2016 Equity Incentive Plan.

The 2016 Equity Incentive Plan also authorized the issuance of 105,442 shares of common stock pursuant to grants of restricted stock units or shares to our senior executive officers, directors, key management and other officers. At December 31, 2023, there were 3,260 restricted stock shares or units remaining available for future issuance under the 2016 Equity Incentive Plan.

Outstanding Equity Awards at Year-End. The following table sets forth information with respect to our outstanding equity awards as of December 31, 2023 for the Named Executive Officers.

Outstanding Equity Awards at Fiscal Year-End
Options Awards
	Grant Date	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Option exercise price	Option expiration date
Name		(#)	(#)	($)

James A. Dowd	5/6/2016 (1)	15,816	─	11.35	05/06/26

Ronald Tascarella	5/6/2016 (1)	15,816	─	11.35	05/06/26

Walter F. Rusnak	10/28/2020 (2)	13,035	─	10.37	10/28/30
	10/28/2020 (2)	19,307	─	10.37	10/28/30

(1)
The stock options were granted in May 2016, with an option exercise price of $11.35 per share and vest ratably over seven years, with a maximum expiration date ten years from the date of the grant, or May 2026.
(2)
The stock options were granted in October 2020, with an option exercise price of $10.37 per share and vest ratably over three years, with a maximum expiration date ten years from the date of the grant, or October 2030. The awards were split between incentive stock option awards and non-qualified stock option awards in accordance with applicable tax regulations that required that allocation of stock option distributions due to the aggregate value of the stock option awards vesting each year.

Defined Benefit Plan. Pathfinder Bank maintains a tax-qualified noncontributory defined benefit plan (“Retirement Plan”). The Company “froze” the Retirement Plan effective June 30, 2012 (“Plan Freeze Date”). After the Plan Freeze Date, no employee is permitted to commence or recommence participation in the Plan and no further benefits accrue to any plan participants. Employment service after the Plan Freeze Date does continue to be recognized for vesting purposes, however. Prior to the Plan Freeze Date, all salaried employees age 21 or older who worked for the Bank for at least one year and were credited with 1,000 or more hours of employment during the year were eligible to accrue benefits under the Retirement Plan.

At the normal retirement age of 65, the Retirement Plan is designed to provide a life annuity. The retirement benefit provided is equal to 1.5% of a participant’s average monthly compensation for periods after May 1, 2004, through the plan freeze date described above and 2.0% of the participant’s average monthly compensation for credited service prior to May 1, 2004 based on the average of the three consecutive years during the last 10 years of employment which provides the highest monthly average compensation multiplied by the participant’s years of credited service (not to exceed 30 years) to the normal retirement date. Retirement benefits also are payable upon retirement due to early and late retirement. Benefits also are paid from the Retirement Plan upon a Participant’s disability or death. A reduced benefit is payable upon early retirement at or after age 60. Upon termination of employment other than as specified above, a participant who was employed by the Bank for a minimum of five years is eligible to receive his or her accrued benefit reduced for early retirement or a deferred retirement benefit commencing on such participant’s normal retirement date. Benefits are payable in various annuity forms. On December 31, 2023, the market value of the Retirement Plan trust fund was approximately $17.1 million. The Company made no contribution to the defined benefit pension plan during 2023.

Employee Savings Plan. Pathfinder Bank maintains an Employee Savings Plan which is a profit-sharing plan with a “cash or deferred” feature that is tax-qualified under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”). All employees who have attained age 21 and have completed 90 days of employment during which they worked at least 1,000 hours are eligible to participate.

Participants may elect to defer a percentage of their compensation each year instead of receiving that amount in cash, in an amount up to 75% of their compensation to the 401(k) Plan, provided that the amount deferred did not exceed $22,500 for 2023. In addition, for participants who are age 50 or older by the end of any taxable year, the participant may elect to defer additional amounts (called “catch-up contributions”) to the 401(k) Plan. The “catch-up contributions” may be made regardless of any other limitations on the amount that a participant may defer to the 401(k) Plan. The maximum “catch-up contribution” that a participant could make in 2023 was $7,500. For these purposes, “compensation” includes total compensation (including salary reduction contributions made under the 401(k) Plan or the flexible benefits plan sponsored by the Bank), but not in excess of $330,000 for 2023. The Bank generally provides a match of 100% of the first 3% of the participating employees salary, plus 50% of the next 3% of the participating employees salary. All employee contributions and earnings thereon are fully and immediately vested. Employer matching contributions vest at the rate of 20% per year beginning at the end of a participant’s first year of service with the Bank until a participant is 100% vested after five years of service. Participants also will vest in employer matching contributions when they reach the normal retirement age of 65 or later, or upon death or disability regardless of years of service. To partially offset the impact on employees due to the Retirement Plan freeze discussed above, the Company, on January 1, 2013, began making a 3% safe harbor contribution to all eligible participants in addition to the match contributions described above. The employer safe harbor contribution is fully vested at all times.

For the plan year ended December 31, 2023, the Bank made a matching contribution in the amount of $449,000 to the 401(k) Plan. In addition, the Company made a safe harbor contribution in the amount of $349,000 for the 2023 plan year.

Employee Stock Ownership Plan. Pathfinder Bank maintains an employee stock ownership plan (“ESOP”). Employees who are at least 21 years old with at least one year of employment with the Bank are eligible to participate. On April 6, 2011, the ESOP acquired 125,000 shares of common stock to replenish its ability to make stock contributions to participants’ accounts. The shares were acquired pursuant to a loan obtained from a third-party lender. In connection with the second step conversion and offering, the ESOP purchased an additional 105,442 shares, which equaled 4% of the shares issued in the offering. In connection with such purchase, the ESOP borrowed sufficient funds from the Company to both refinance the remaining outstanding balance on the third-party loan and purchase the additional shares. The Bank makes annual contributions to the ESOP which contributions are used by the ESOP to repay the ESOP loan.

Benefits under the ESOP become vested in an ESOP participant at the rate of 20% per year, starting upon an employee’s completion of one year of credited service, and will be fully vested upon completion of five years of credited service. Participants’ interest in their account under the ESOP will also fully vest in the event of termination of service due to their normal retirement, death, disability, or upon a change in control (as defined in the plan). Vested benefits will be payable generally upon the participants’ termination of employment with the Bank and will be paid in the form of common stock, or to the extent participants’ accounts contain cash, benefits will be paid in cash. However, participants have the right to elect to receive their benefits entirely in the form of cash or common stock, or a combination of both.

Pay Versus Performance. The following table provides total compensation and compensation actually paid to our principal executive officers ("PEO") and to our named executive officers ("NEOs") for the fiscal years ended December 31, 2023, 2022 and 2021, as well as the Company's total shareholder return ("TSR") and net income.

Pay Versus Performance
	(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Year	Summary Compensation Table Total for First PEO (1)	Summary Compensation Table Total for Second PEO (1)	Compensation Actually Paid to First PEO (2)	Compensation Actually Paid to Second PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs (3)	Average Compensation Actually Paid to Non-PEO NEOs (3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (4)	Net Income ($ In thousands) (5)
	$	$	$	$	$	$	$	$
2023	N/A	562,054	N/A	546,300	332,054	267,680	129.41	9,293
2022	346,863	507,807	346,873	530,995	329,228	360,833	172.78	12,932
2021	1,150,439	N/A	1,226,283	N/A	354,797	393,857	152.28	12,407

(1)
For the fiscal year 2023, James A. Dowd was the only PEO for the entire fiscal year. For fiscal year 2022, Thomas Schneider served as PEO until April 14, 2022, and James A. Dowd served as PEO effective April 14, 2022 through the end of the year. Column (a) presents the total compensation from the summary compensation table for Thomas Schneider. Column (b) presents the summary total compensation for James A. Dowd. For fiscal year 2021, Mr. Schneider was the PEO for the entire year fiscal year.
(2)
For fiscal year 2022, column (c) presents the compensation actually paid to Thomas Schneider from January 1, 2022 until his resignation on September 7, 2022. Column (d) presents the compensation actually paid to James A. Dowd, following his appointment as Interim President and Chief Executive Officer effective April 15, 2022. These amounts are calculated in accordance with the SEC's disclosure requirements regarding pay versus performance.
(3)
For fiscal year 2023 and 2022, columns (e) and (f) present the average summary compensation and average compensation actually paid for our Non-PEO NEOs Ronald Tascarella and Walter F. Rusnak. For fiscal year 2021, columns (e) and (f) present the average summary compensation and average compensation actually paid for our Non-PEO NEOs James A. Dowd and Ronald Tascarella.
(4)
Cumulative total shareholder return is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, (assuming dividend reinvestment), and the difference between the Company's common share price at the end and the beginning of the measurement period, by the common share price at the beginning of the measurement period.
(5)
Column (h) shows net income as reported on the Company’s consolidated financial statements.

SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine "Compensation Actually Paid" as shown in the Pay Versus Performance Table. Compensation Actually Paid is calculated by adjusting the Summary Compensation Table totals to include the fair market value of equity awards as of December 31, 2023, 2022 and 2021, or if earlier, the vesting date (rather than the grant date). The following table presents the total equity adjustments that were made to compensation totals for each year to determine the SEC defined compensation actually paid to each PEO and Non-PEO NEOs.

Year	Principal Executive Officers	Summary Compensation Table Total	Year-Over-Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Year-Over- Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Compensation Actually Paid
		($)	($)	($)	($)	($)
2023	PEO	562,054	─	(15,754)	─	546,300
2022	1st PEO	346,863	─	24,039	(24,029)	346,873
2022	2nd PEO	507,807	9,768	13,420	─	530,995
2021	1st PEO	1,150,439	55,885	19,959	─	1,226,283
2021	2nd PEO	N/A	N/A	N/A	N/A	N/A

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Year-Over-Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Average Year-Over- Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Compensation Actually Paid
	($)	($)	($)	($)	($)
2023	332,054	─	(64,374)	─	267,680
2022	329,228	3,968	27,637	─	360,833
2021	354,797	28,712	10,348	─	393,857

The relationship between Compensation Actually Paid and the Company's financial performance for the three-year period as shown in the above Pay Versus Performance Table is illustrated in the two following charts which compares the Compensation Actually Paid to the PEOs and the average Compensation Actually Paid to the Non-PEO NEOs versus TSR and Net Income.

C.
DIRECTORS’ COMPENSATION

Each non-employee director receives an annual retainer of $20,000, a meeting fee of $800 for each Board meeting attended and $600 for each committee meeting attended, except for Directors’ Loan Committee fees which are $300 per meeting. The Board Chair receives an additional retainer of $10,100. The Audit Committee Chairman receives an additional retainer of $4,100 and the chairman of all other committees receives an additional $100 for each committee meeting in which they serve in the capacity of committee chairman. We paid a total of $456,433 in director fees during the year ended December 31, 2023, which included $17,000 in fees paid to George P. Joyce, Retired Director, who retired from Pathfinder Bancorp, Inc.’s Board of Directors, and continued to serve on Pathfinder Bank’s Board of Directors through December 31, 2023.

Set forth below is director compensation for each of our directors for the year ended December 31, 2023.

		Fees earned or paid in cash	Non-qualified deferred compensation earnings (1)	All Other Compensation (2)	Total
Name	Year	($)	($)	($)	($)
Eric Allyn	2023	36,200	─	─	36,200
David A. Ayoub (3)	2023	46,500	9,114	─	55,614
William A. Barclay (4)	2023	35,400	6,061	─	41,461
Chris R. Burritt	2023	60,400	13,505	─	73,905
Meghan Crawford-Hamlin	2023	36,400	─	─	36,400
John P. Funiciello	2023	39,800	9,114	─	48,914
Adam C. Gagas (5)	2023	38,700	─	─	38,700
George P. Joyce(6)	2023	17,000	─	─	17,000
Melanie Littlejohn (7)	2023	38,800	─	─	38,800
Tony Scavuzzo (8)	2023	25,833	─	─	25,833
John F. Sharkey	2023	41,500	6,316	─	47,816
Lloyd "Buddy" Stemple	2023	39,900	13,241	─	53,141

(1)
The non-qualified deferred compensation earnings represent the above market or preferential earnings on compensation that was deferred by each director to the Trustee Deferred Fee Plan.
(2)
No director received perquisites and any other personal benefits that exceeded, in the aggregate, $10,000.
(3)
Mr. Ayoub has 8,787 outstanding stock options.
(4)
Mr. Barclay has 7,025 outstanding stock options.
(5)
Mr. Gagas has 14,523 outstanding stock options.
(6)
Mr. Joyce retired from the Board of Pathfinder Bancorp, Inc. on June 4, 2021. He served as a Director on the Board of Pathfinder Bank until December 31, 2023.
(7)
Ms. Littlejohn has 8,787 outstanding stock options.
(8)
Pursuant to the terms of the Pathfinder SPA, Castle Creek Capital Partners VII, LP (“Fund VII”) has a right to appoint one representative to the Company's board of directors (the “Board”) for so long as Fund VII, together with its respective affiliates, owns, in the aggregate, 4.9% or more of all of the outstanding shares of the Common Stock (the “Director Appointment Right”). On June 22, 2023, Fund VII delivered a written notice to the Company exercising the Director Appointment Right and indicating that Fund VII intended to designate Tony Scavuzzo, a Managing Principal of Fund VII’s general partner, to serve as Fund VII’s designee on the Board. On June 30, 2023, the Board appointed Mr. Scavuzzo to the Board and to the board of directors of Pathfinder Bank, the Company's bank subsidiary.

Director fees are reviewed annually by the Compensation Committee for recommendation to the Board of Directors. The Committee reviews relevant peer group data similar to that used in the executive compensation review. The Committee believes that an appropriate compensation is critical to attracting, retaining and motivating directors who have the qualities necessary to direct the Company.

Trustee (Director) Deferred Fee Plan. Pathfinder Bank maintains the Trustee Deferred Fee Plan for members of the Board of Directors of Pathfinder Bank and the Company. A participant in the plan is eligible to defer, on a monthly basis, up to the lesser of (i) $2,000 or (ii) 100% of the monthly fees the participant would be entitled to receive each month. The participant’s deferred fees will be held by the Bank subject to the claims of the Bank’s creditors in the event of the Bank’s insolvency.

Upon the earlier of the date on which the participant’s services are terminated or the participant attains his or her benefit age (as designated by the participant upon joining the plan), the participant will be entitled to his or her deferred compensation benefit, which will commence on the date the participant attains his or her elected benefit age and will be payable in monthly installments for 10 years. In the event of a change in control of the Company or the Bank followed by the participant’s termination of services within 36 months thereafter, the participant will receive a deferred compensation benefit calculated as if the participant had made elective deferrals through his or her benefit age. Such benefit will commence on the date the participant attains his or her benefit age and will be payable in monthly installments for 10 years. If the participant dies after commencement of payment of the deferred compensation benefit, the Bank will pay the participant’s beneficiary the remaining payments that were due.

In the event the participant becomes disabled, the participant will be entitled to receive the deferred compensation benefit as of the date of the participant’s disability. Such benefit will commence within 30 days following the date on which the participant is determined to be disabled and will be payable in monthly installments for 10 years. If the participant dies prior to the commencement of payment of the deferred compensation benefit, the participant’s beneficiary will be entitled to receive a survivor benefit.

V.
PROPOSAL 1 - ELECTION OF DIRECTORS

Our bylaws presently allow the Company to fix the number of Directors. The number of Directors of the Company shall be set at twelve. Our bylaws provide that the number of Directors be divided into three classes, as nearly equal in number as reasonably possible, and for approximately one third to be elected each year. Directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and qualify. We are nominating the following persons for a three-year term: John P. Funiciello, Tony Scavuzzo and Lloyd "Buddy" Stemple.

A.
COMPOSITION OF OUR BOARD

The table below sets forth certain information regarding the composition of the Board of Directors and Director Nominees, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees would be unable to serve if elected and each nominee has agreed to serve if elected. Except for the arrangement described above between Mr. Scavuzzo and Castle Creek Partners VII, LP, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

Name (1)	Age (2)	Position Held	Director Since (3)	Current Term to Expire

Director Nominee for a Three-Year Term
John P. Funiciello	60	Director	2011	2024
Tony Scavuzzo	42	Director	2023	2024
Lloyd "Buddy" Stemple	63	Director	2005	2024

Directors Continuing in Office
Eric Allyn	60	Director	2022	2025
Meghan Crawford-Hamlin	34	Director	2022	2025
Adam C. Gagas	52	Director	2014	2025
Melanie Littlejohn	59	Director	2016	2025
David A. Ayoub	61	Director	2012	2026
William A. Barclay	55	Director	2011	2026
James A. Dowd	56	President and CEO	2023	2026
John F. Sharkey, III	66	Director	2014	2026

Director Retiring from Office
Chris R. Burritt	71	Director	1986	2024

(1)
The mailing address for each person listed is 214 West First Street, Oswego, New York 13126.
(2)
As of April 17, 2024.
(3)
In the case of Mr. Burritt, service prior to 1995 reflects initial appointment to the Board of Trustees of the mutual predecessor to Pathfinder Bank, the Company’s operating subsidiary.

The principal occupation during the past five years of each director, nominee and executive officer, as well as other relevant experience, is set forth below. All directors, nominees and executive officers have held their present positions for five years unless otherwise stated. None of our directors, nominees or executive officers have been the subject of securities litigation, regulatory enforcement or bankruptcy in the past ten years.

B.
DIRECTOR NOMINEES FOR A THREE-YEAR TERM

John P. Funiciello is a licensed real estate broker and developer who owns and operates JF Real Estate in Syracuse, NY. Mr. Funiciello began his career in real estate in 1986 as a commercial real estate agent and founded JF Real Estate in 1992. JF Real Estate represents both owners and users of real estate, providing a wide array of skills and services that include brokerage, development, tenant and owner representation, site selection, space planning, building management, and much more. Currently, JF Real Estate represents approximately three million square feet of commercial and residential real estate in the Central New York Region. Mr. Funiciello is a graduate of the State University of New York at Cortland with a degree in Economics and a concentration in Business. He is an active member in the Syracuse community and has served on the Boards of Children’s Consortium and the Samaritan Center. He currently sits on the Board at the North West YMCA. Mr. Funiciello was recognized by the Central New York Business Journal’s Forty Under 40, an honor given to Onondaga County business leaders under the age of 40. Mr. Funiciello’s extensive real estate experience and knowledge of the local real estate market, as well as his insight into managing and overseeing a business, brings valuable expertise to the Board. The Board, therefore, supports his election for a three-year term.

Tony Scavuzzo, has been a director of the Company and the Bank since his appointment in June 2023. Mr. Scavuzzo, CFA, has been a Managing Principal of Castle Creek® since 2009. He sits on the Investment Committee for the Castle Creek funds and works with the board of directors at several portfolio companies including McGregor Bancshares, Central Payments LLC, and Third Coast Bancshares (TCBX). He currently serves on the board of directors of Texas Community Bancshares (TCBS) and Blue Ridge Bankshares (BRBS). Previous board experience includes over a dozen other companies. He also serves on various board committees regarding governance, compensation, risk, and asset/liability management. He is also a member of the Investment Committee for Castle Creek Launchpad Fund I, a venture capital fund focused on the intersection of Fintech and Community Banking. Prior to Castle Creek, Mr. Scavuzzo worked in an operating role for the Chief Executive Officer at MB Financial Bank (NASDAQ: MBFI) in Chicago where he was responsible for evaluation of merger and acquisition opportunities and capital investment strategy. He also held positions in various departments including corporate treasury, asset/liability management, wealth management, and credit analysis. Mr. Scavuzzo is currently a member of the Board of Trustees for the Dallas Police and Fire Pension System and a member of the CFA Society of Dallas/Fort Worth. He is also a member of The Dallas Petroleum Club. He was formerly Treasurer and member of the Board of Directors for the CFA Society of San Diego and past Chairman of the Finance Committee for the CFA Society of Chicago. Mr. Scavuzzo received his MBA from the University of Chicago Booth School of Business and graduated with a BBA in Finance from the University of Iowa. He is also a CFA Charterholder. The Board, therefore, supports his election for a three-year term.

Lloyd “Buddy” Stemple currently serves as the President of the Packaging & Automotive Group of Constellium (NYSE:CSTM) based in Muscle Shoals Alabama serving the Can and Automotive markets. He has held this position since September 2023. Prior to his present position, Mr. Stemple was the Chief Executive Officer of Constellium Rolled Products in Ravenswood, West Virginia, a global supplier of rolled aluminum to the Aerospace and Transportation materials industries and Chief Executive Officer of Oman Aluminum Rolling Company. The Oman Aluminum Rolling Company is a venture supported by the government of Oman which started commercial production of rolled aluminum in late 2013. Prior to his work in Oman, he was the Vice-President and General Manager of Novelis Specialty Products, Novelis Inc., which has manufacturing locations in Oswego, New York, Kingston, Ontario, Canada; and sales offices in Cleveland, Ohio and Detroit, Michigan. Mr. Stemple also serves as a Board and Executive Committee member of the Aluminum Association in Washington, DC. The Association promotes the use of aluminum and all matters impacting the industry. Mr. Stemple has an Engineering Degree, an MBA and a Masters Degree in International Management from McGill University and a Diploma from INSEAD in France. Mr. Stemple’s varied experience in management, strategic planning, human resources, and financial accountability of publicly traded companies is a valuable asset to our Board. The Board, therefore, supports his election for a three-year term.

The Board of Directors unanimously recommends a vote “FOR” each nominee.

C.
CONTINUING DIRECTORS

Eric Allyn is the former Chairman of the Board of Directors of Welch Allyn, Inc, a company owned by the Allyn Family for 100 years, and sold in the year 2015. In 2020, he became the Chief Investment Officer for 50 State LLC, the entity that manages proceeds from the sale of Welch Allyn. In addition, he serves as Trustee to over 75 Family Trusts. Outside of his work with his family, Eric also serves on the Board of Health Care Originals; serves as LP Advisor to Armory Square Ventures; serves on Upstate Medical University Council; on the Board of Directors of the Allyn Family Foundation, where he has chaired the Investment Committee since 2008, and several other organizations. In addition, Eric is Founder and Managing Partner of two private Investment Funds, which he has managed since 2011. Eric is a past board member at GOJO (makers of Purell), Pharma Tech Industries, Eagle Dream Health, Hand-Held Products, The Gifford Foundation (Investment Committee Chairman), NYS Business Council, and Family Firm Institute (FFI). He also served on the Board of Directors Auburn Community Hospital (past-Chairman), the Hospital Trustees of New York State (Chairman), and Hospital Association of New York State (HANYS). Eric is a frequent speaker nationally and internationally on the topics of family business governance, family enterprises, philanthropy, and investment management. Eric is a graduate of Dartmouth College, and earned his MBA from University of Virginia (Darden School). Mr. Allyn’s depth of experience in leadership, mergers and acquisitions, and capital markets, along with his prominence and philanthropic work in the Central New York market, will provide diverse experience, knowledge and opportunities for the Company’s governance, business prospects and capital market reach.

David A. Ayoub serves as Partner-in-Charge of the Tax Department at Bowers & Company CPAs, PLLC. In that capacity, Mr. Ayoub consults on corporate mergers and acquisitions and also assists start-up businesses. In addition, he oversees the firm’s tax compliance, technical research, planning and consulting. Mr. Ayoub has over 30 years of accounting and taxation experience. He is a graduate of Rochester Institute of Technology with a BS in Accounting and is a Certified Public Accountant in New York State. He is also a Member of the American Institute of Certified Public Accountants, as well as the New York State Society of Certified Public Accountants. Mr. Ayoub pursues an active role in the community, previously serving on boards including Make-A-Wish Foundation of Central New York, where he was the Past Chair. Mr. Ayoub’s extensive experience with corporate transactions, his organization abilities as well as his experience in business and tax, offers the Board an invaluable perspective of the Bank’s business.

William A. Barclay is a graduate of St. Lawrence University and Syracuse University College of Law and is currently an attorney at the Syracuse law firm of Barclay Damon, LLP, where he specializes in business law. Mr. Barclay has served on several community organizations throughout his career including the SUNY Oswego College Council, the Rosamond Gifford Zoo at Burnet Park, the Everson Museum of Art, and the Northern Oswego County Health Services, Inc. Mr. Barclay is the Chairman of the Board of Douglaston Manor, Inc. and also serves on the Board of Countryway Insurance Company. In addition to his business and charitable activities, Mr. Barclay serves as Minority Leader in the New York State Assembly. He represents the 120th Assembly District which includes the County of Oswego and parts of Cayuga and Jefferson counties. Mr. Barclay’s in-depth knowledge of the central New York area and his law and business experience provides the Board with a unique and valuable perspective into business and legal issues especially how they relate to the central New York region.

James A. Dowd, CPA presently serves as President and Chief Executive Officer of the Company and the Bank. Mr. Dowd joined Pathfinder Bank in 1994, as Controller and has since held many prominent roles within the organization. In 1999, he was promoted to Chief Financial Officer followed by his additional appointment as Chief Operating Officer in 2017. Most recently, Mr. Dowd held the position of Executive Vice President and Chief Operating Officer until his appointment to Chief Executive Officer in 2022. He has played a significant role in the physical expansion of the Bank into Onondaga County, overall deposit growth, and the Bank’s increased brand recognition and enhanced reputation in its new markets. Mr. Dowd currently serves as a member of the Board of the Oswego County Land Bank and the Oswego Renaissance Association and serves as Vice President of the Board for Riverside Cemetery. In addition, Mr. Dowd spent 13 years in a leadership role with Oswego Harbor Festivals, Inc., including two years as the Festival’s president. Mr. Dowd's thirty years of industry knowledge, coupled with his experience in the finance and operations side of banking, makes him a valuable asset to the Board.

Adam Gagas is the Chief Investment Officer and Managing Director of Institutional Services at Rockbridge Investment Management, an SEC-registered investment advisor firm in Central New York. His prior investment advisory experience includes founding and leadership roles at Disciplined Capital Management and Breakwall Asset Management. Mr. Gagas was an analyst on teams managing multi-billion dollar portfolios at Skandia Asset Management and Principal Global Investors in New York City. He was awarded an Alfa Fellowship and completed a yearlong professional placement as an institutional investment analyst at Alfa Capital in Moscow, Russia. He is also the owner/operator of Gagas Realty Corporation, a multi-property commercial real estate holding company. In addition, he is an adjunct instructor of Corporate Finance and Portfolio Management in the SUNY Oswego School of Business. Mr. Gagas earned a BA from Hobart College with majors in Economics and Russian Studies, and an MBA with a concentration in Finance from the Leonard N. Stern School of Business at New York University. His extensive community involvement includes having served as the Chairman of the Board of Oswego Health, past chair of that organization’s Audit and Investment committees, as a member of the Executive committee, and President of the Oswego Health Foundation. Currently he serves as a trustee of the Phi Sigma Kappa Foundation and as President of Oswego’s historic Riverside Cemetery. Mr. Gagas’ expertise in finance, particularly of public companies, provides us with valuable insight.

Meghan Crawford-Hamlin serves as the President of Institutional Sales at BHG Financial where she oversees the sales strategy for BHG across bank partnerships and strategic partners. Ms. Crawford-Hamlin leads a national sales team focused on growing premium revenue and enhancing the experience for clients while driving sales strategy and market development. Since joining BHG in 2015, Ms. Crawford-Hamlin has generated and serviced relationships with hundreds of community banks nationwide. She personally managed the sale of hundreds of millions of dollars of financing for highly skilled professionals to institutional buyers. Prior to joining BHG, she spent many years at the rating agency, Fitch, and also worked for the technology giant, IAC. Ms. Crawford-Hamlin is very active within the banking industry, serving as a member of many state and national bank associations such as the American Bankers Association, as well as the Independent Community Bankers Association While holding a Bachelor of Arts from Bucknell University, Ms. Crawford-Hamlin also serves as an active member of New York Cares, American Cancer Society, and the American Heart Association. Ms. Crawford-Hamlin will provide diverse perspectives into generational knowledge, marketing and sales. She has deep banking exposure, direct lending experience, and transformational knowledge in digital banking platform development and implementation. She will play a key role in developing executive strategies in new lending opportunities and in our digital banking development.

Melanie Littlejohn is currently serving as President and CEO of the Central New York Community Foundation, a position she has held since March 1, 2024. This is a public charity that turns community dollars into community change. Established in 1927, it receives contributions from donors, manages them to grow over time and then distributes funding to address the region’s greatest needs. Prior to joining the Community Foundation, Littlejohn served as vice president of customer & community engagement for National Grid, where she worked for nearly 30 years. In her role at National Grid, Littlejohn led a team responsible for engaging with customers, key community leaders and policy makers across New York State to ensure processes, planning and best practices were delivered consistently. Her focus was to drive customer satisfaction while promoting safety and reliability measures, emergency management services and economic development initiatives. She was also responsible for the design and delivery of the company’s corporate social responsibility program, which aims to support neighborhood revitalization, environmental justice, social equity and workforce development. Prior to starting at National Grid, Littlejohn served as executive director of the Urban League of Onondaga County and manager of international client services for Banker’s Trust Company in the Wall Street District. She holds a master’s in business administration (MBA) degree from Syracuse University. She earned a bachelor’s degree in liberal arts from the State University of New York at Stony Brook. Littlejohn is active in numerous civic and philanthropic initiatives. She currently serves as co-chair of the Micron Community Engagement Committee, which helps drive the company’s community investment strategy. She is also board trustee and vice chair of Onondaga Community College and serves on the board of CenterState CEO. She has served on 15 nonprofit boards and advisory committees over the course of her career. Littlejohn has received numerous honors in recognition of her civic leadership. Most recently, she was named a 2022 Woman of Prestige from the Yva Jourdan Foundation and she received the 2019 Wisdom Keeper Award from FOCUS Greater Syracuse. She is also recognized for her commitment to mentoring up-and-coming leaders and has served as a student mentor and guest speaker to classes at Syracuse University. Ms. Littlejohn's experience in working with a large public company provides valuable market perspective.

John F. Sharkey, III is President of Universal Metal Works, a custom metal fabrication facility, in Fulton, New York, and the Managing Partner of Universal Properties, LLC. Prior to his role with Universal Metal Works, Mr. Sharkey was President of Universal Joint Sales, a heavy-duty truck parts distributor, headquartered in Syracuse, New York. During his tenure at Universal Joint Sales, the company grew to 13 locations throughout the Northeast and Florida. In 1998, Mr. Sharkey sold Universal Joint Sales to FleetPride. For three years following the sale of the company, Mr. Sharkey acted as FleetPride’s Regional Vice President. Mr. Sharkey is an active member of the Central New York community, serving on boards including Center State CEO, Oswego State Economic Advisory Council and is the Finance Director of St. Anne Mother of Mary Parish. He is also a committee member of the Syracuse Chapter of Ducks Unlimited and volunteers as a pilot/crew member for Angel Flight. Mr. Sharkey’s management experience and business knowledge provides a valuable resource and perspective to the Board.

D. RETIRING DIRECTOR

Chris R. Burritt was elected Chairman of the Board effective January 1, 2014. He was President and General Manager of R.M. Burritt Motors, Inc., an automobile dealership located in Oswego, New York, until his retirement in 2017. In addition to his prior long-term ownership and management of his well-known local business, Mr. Burritt is active in community affairs. He presently serves on the Finance/Operations Committee of the Oswego Hospital. Mr. Burritt also serves as Director of the NYS Automobile Dealers Association in Albany, NY. Mr. Burritt is also a Certified Instructor/Coordinator for Financial Peace University and teaches several nine week classes each year. Additionally, Mr. Burritt is a member of the Men’s Mentor Ministry where he serves as an advisor to men in need of financial counseling. Mr. Burritt’s experience operating a local business and substantial ties to the communities served by the Bank provided the Board with valuable insight into managing and overseeing a business. Mr. Burritt will retire from the Board on June 6, 2024.

E. EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS OR NOMINEES FOR DIRECTOR

Robert Butkowski, age 48, has been employed by the Bank since 2010 and was recently appointed to the position of Senior Vice President and Chief Operating Officer. Mr. Butkowski is responsible for the daily operations of our branch network, which includes branch administration, loan servicing, business services and deposit operations. Prior to this appointment, he served as First Vice President Branch Administration and Operations Manager.

Will O’Brien, age 58, has been employed by the Bank since 1999. During his tenure, Mr. O’Brien has held various positions in the Bank including branch manager and commercial lender. Mr. O’Brien served as First Vice President of Credit Administration and was appointed Senior Vice President Chief Risk Officer of the Company and the Bank and the Company's Corporate Secretary in January 2020. Mr. O’Brien is responsible for overseeing the Enterprise Risk Management program, as well as Loss Mitigation, Compliance, BSA/AML and Security functions.

Daniel R. Phillips, age 59 has been employed by the Bank since 1999 and presently serves as Senior Vice President and Chief Information Officer of the Company and the Bank. Prior to joining us in 1999, he was Assistant Vice President of Community Bank. Mr. Phillips is responsible for electronic delivery channels, information security and technology platforms.

Walter F. Rusnak, age 70, has been employed by the Bank since 2015 as First Vice President of Finance and Accounting and was appointed as Senior Vice President and Chief Financial Officer of the Company and the Bank effective January 2019. Mr. Rusnak is responsible for the treasury, finance and accounting functions of the Company. Immediately prior to joining us in 2015, Mr. Rusnak was an advisory board member and founding principal of Ovitz Corporation.

Ronald Tascarella, age 65, serves as Executive Vice President and Chief Banking Officer of the Company and the Bank. Prior to joining us in 2006, he was Senior Vice President of Oswego County National Bank. Mr. Tascarella is responsible for certain aspects of the bank’s lending, credit and administration.

VI. PROPOSAL 2 - APPROVAL OF PATHFINDER BANCORP, INC. 2024 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to shareholder approval, the Pathfinder Bancorp, Inc. 2024 Equity Incentive Plan (the “2024 Equity Incentive Plan”) to provide the Company with sufficient equity compensation to meet the objectives of appropriately incentivizing the officers, other employees and directors of the Company and its subsidiaries, including Pathfinder Bank, to execute on our strategic plan to build shareholder value, while providing appropriate shareholder protections. Upon shareholder approval of the 2024 Equity Incentive Plan, the Company will no longer make grants under the Pathfinder Bancorp, Inc. 2016 Equity Incentive Plan (the “2016 Plan”), and outstanding awards granted under the 2016 Plan will remain outstanding and subject to the terms and conditions of the 2016 Plan.

The affirmative vote of holders of a majority of the total votes cast at the Annual Meeting or by proxy, without regard to broker non-votes or proxies as to which shareholders abstain, is required for approval of the 2024 Equity Incentive Plan.

The Company believes equity awards constitute an important component in a balanced, comprehensive compensation program. Many of the companies with which we compete with for officers, employees and directors offer equity compensation as part of their overall compensation programs. By approving the 2024 Equity Incentive Plan, our shareholders will provide us the continued flexibility we need to attract, retain, and motivate highly qualified officers, employees, and directors by offering a competitive compensation program with a component linked to the performance of our common stock and, therefore, aligned with the interests of our shareholders.

The Board of Directors, through the Compensation Committee of the Board of Directors (the “Compensation Committee”), in consultation with its independent consultant, has evaluated current practices of financial institutions in our marketplace related to equity plan design and equity grant practices. The Company has also evaluated its strategic plan and believes the 2024 Equity Incentive Plan is appropriately designed to assist the Company in meeting its objectives.

The following summarizes the key features of the 2024 Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the 2024 Equity Incentive Plan, attached hereto as Appendix A. Unless indicated otherwise, capitalized terms are defined in the 2024 Equity Incentive Plan.

Key Attribute	Feature	Discussion
Equity Award Types	Stock Options, Restricted Stock and Restricted Stock Units.	The Plan provides the Company with equity award types predominately used in the marketplace to provide flexibility in meeting its compensation objectives.
Award Vesting Criteria: Performance Awards and Service-Based Awards

The vesting of Awards may be subject to the achievement of performance measures, as determined by the Compensation Committee or subject to the completion of certain continuous service requirements (i.e., time-based vesting).

Based on the Compensation Committee’s evaluation of current market practices and the past practices of the Company, it expects a significant portion of equity awards granted under the 2024 Equity Incentive Plan will be subject to performance-based vesting. The Compensation Committee intends to continue to use a third-party independent compensation consultant to assist it from time to time in

Key Attribute	Feature	Discussion
determining the vesting criteria of equity award grants.
Vesting Period

The Compensation Committee will determine the vesting schedule or performance criteria for each Award. At least 95% of the Awards under the Plan will vest no earlier than one year after the grant date.

While the Compensation Committee may set the vesting schedule or conditions, the Compensation Committee views equity awards as a longer-term compensation element.
Prohibition Against Stock Option Repricing

Neither the Compensation Committee nor the Board of Directors will have the right or authority to make any adjustment or amendment to an Award that reduces or would have the effect of reducing the exercise price of a Stock Option previously granted under the 2024 Equity Incentive Plan, except in the event of certain corporate transactions set forth in the 2024 Equity Incentive Plan (including stock splits, and stock dividends) or adjustments approved by the Company’s shareholders.

The Compensation Committee believes that repricing Stock Options is contrary to the objectives of Stock Options and would not be in alignment with the interest of shareholders.
Dividends on Restricted Stock Awards/Dividend Equivalents on Restricted Stock Units

Dividends paid on restricted stock awards subject to time-based vesting or performance-based vesting will be distributed to a participant on or after the vesting date of the restricted stock award. If the restricted stock award does not vest, the participant will not receive those dividends.

At the time it grants restricted stock units, the Compensation Committee may assign dividend equivalent rights to the Awards.

The Compensation Committee believes the timing of dividend payments is appropriately aligned with the interests of shareholders. The Compensation Committee also believes it is important to retain the ability to assign dividend equivalent rights to restricted stock units.

Acceleration of Vesting - Termination of Service due to Death and Disability

Unless otherwise specified by the Compensation Committee, service-based Awards fully vest upon a participant’s termination of service due to death or Disability, Performance Awards vest pro-rata upon a participant’s termination of service due to death or Disability and Stock Options remain exercisable for one year.

The Compensation Committee believes recognizing participant contributions and accelerating the vesting of Awards upon death and Disability is appropriately aligned with the interests of shareholders.
Acceleration of Vesting – Termination of Service due to Retirement

Subject to the terms and conditions specified in an applicable Award agreement, in the event of Termination of Service due to Retirement, the Compensation Committee may accelerate the vesting of specified outstanding Awards. Stock Options will be exercisable for one (1) year following Termination of Service.

The Compensation Committee believes recognizing participant contributions and accelerating the vesting of Awards upon Retirement in certain circumstances is appropriately aligned with the interests of shareholders.

Acceleration of Vesting - Termination of Service for Cause or resignation for any reason (except death, Disability,

Unless otherwise specified by the Compensation Committee, no Awards will vest upon a participant’s termination for cause or a voluntary resignation for any reason (except death, Disability, Retirement or Change in Control).

Generally, all vested Stock Options remain exercisable for three months from the date

The Compensation Committee generally believes the acceleration of vesting following a termination of service for reasons other than death, Disability, Retirement or in certain instances following a Change in Control is not appropriately aligned with the interests of shareholders.

Key Attribute	Feature	Discussion
Retirement or Change in Control)

of termination of service due to a resignation for any reason (except for Cause).

Upon a termination for Cause, all unvested Awards, including unexercised vested Stock Options, will be immediately forfeited.

Acceleration of Vesting - Committee Discretion

Vesting of Awards may be accelerated by the Compensation Committee, at its discretion, except that the Compensation Committee may not accelerate the vesting of any Award within the first year following the date of grant if it would cause more than 5% of the Awards available under the 2024 Equity Incentive Plan to vest sooner than within one year of the date of grant.

The Compensation Committee determined that discretion to accelerate awards is important to allow the Company to respond to employment-related matters or other unforeseen circumstances that could warrant acceleration.

Acceleration of Vesting - Termination of Service without Cause or Resignation for Good Reason following a Change in Control (i.e., an Involuntary Termination of Service); failure of the plan to be assumed by an acquiror

Unless otherwise specified by the Compensation Committee:

All unvested service-based Awards will vest upon an Involuntary Termination of Service following a Change in Control. Stock Options will remain exercisable for one year following an Involuntary Termination of Service following a Change in Control.

All Performance Awards will vest upon a Change in Control at the “target” level unless the data supports and the Compensation Committee certifies that the performance measures have been achieved at a higher level than “target.”

If a company that acquires the Company refuses to assume the outstanding awards under the 2024 Equity Incentive Plan, any service-based Awards will vest immediately at or immediately before the effective time of the merger, consolidation, or other business reorganization and any Awards subject to performance-based vesting conditions will vest at the “target” level unless the data supports and the Compensation Committee certifies that the performance measures have been achieved at a higher level than “target.”

The Compensation Committee determined that, unless the Awards outstanding under the 2024 Equity Incentive Plan are not assumed by an acquiror, a “double trigger” vesting acceleration in connection with a Change in Control is appropriate for service-based Awards in providing the Company with a meaningful retention tool as an independent company and any future acquirer with the ability to appropriately manage human resources during any merger integration.

Share Limitations under the 2024 Equity Incentive Plan; 2016 Plan

The maximum number of shares of Common Stock that may be delivered to participants under the 2024 Equity Incentive Plan is equal to 300,000 shares.

As of April 3, 2024, the closing price of the Company’s Common Stock was $12.25.

If shareholders approve the 2024 Equity Incentive Plan, the Company will not make any more grants under the 2016 Plan. The Compensation Committee will continue to administer outstanding grants under the 2016 Plan.

The Compensation Committee evaluated several factors in determining the appropriate plan size, including past grant practices, the grant practices of peer community banks, the shareholder value transfer to participants, and guidance from proxy advisors.

Key Attribute	Feature	Discussion
Limitation of Grants to Non-Employee Directors

The sum of the grant date fair value of equity awards granted under the 2024 Equity Incentive Plan, including Stock Options, Restricted Stock and Restricted Stock Units may not exceed $20,000 for a non-employee director for any calendar year.

The Compensation Committee expects that it will continue to use the services of an independent compensation consultant to assist it in determining equity grants, but believes it is important to provide yearly limitations of grant date fair value to non-employee directors.

Recycling of Equity Awards	Only forfeited and expired Awards are available for reissuance under the Plan.	The Compensation Committee believes conservative recycling of equity awards is an important provision in the 2024 Equity Incentive Plan and properly aligns with the interests of shareholders.
Automatic Exercise of Stock Options

At the Compensation Committee’s discretion, Stock Options that are exercisable but unexercised as of the day immediately before their expiration date may be automatically exercised on behalf of a participant, in accordance with procedures established by the Compensation Committee.

The Compensation Committee believes providing for an automatic exercise is in the best interest of the Company and participants and provides for an efficient mechanism to exercise Stock Options.
Clawback of Equity Awards

The 2024 Equity Incentive Plan provides for a number of forfeiture events including termination for cause, automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 related to accounting restatements, and any clawback policy of the Company.

The Compensation Committee believes it is necessary to maintain strong clawback provisions for equity awards.
Insider Trading Policy

The Company will not purposely accelerate or delay the public release of material information in consideration of a pending grant of a Stock Option to allow the grantee to benefit from a more favorable stock price.

The Compensation Committee believes adhering to certain insider trading policies with respect to the grant of Stock Options is a matter of good corporate governance and is properly aligned with the interests of shareholders.

Holding Period	The Compensation Committee may require that participants hold a vested Award or Common Stock received upon exercise of a Stock Option for some specified time (as set forth in an Award Agreement).	The Compensation Committee believes having the ability to impose certain holding periods is appropriately aligned with the interests of shareholders.

Equity Compensation Plan Information

The following table sets forth information, as of December 31, 2023, about common stock that may be issued upon exercise of options under stock-based benefit plans maintained by the Company, as well as the number of securities available for issuance under equity compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining for Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by security holders	$164,857	$11.03	$10,408
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	$164,857	$11.03	$10,408

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the 2024 Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified stock option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of the shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code). The Company will not be entitled to a tax deduction upon the exercise of an incentive stock option.

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of the incentive stock option, then, upon disposition of the shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally recognize ordinary income at the time of the disposition of the shares in an amount equal to the lesser of (1) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (2) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized at the time of disposition is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in the shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the Company will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award subject to such election in taxable income in the year of grant at the grant date fair market value. Participants will be able to exercise voting rights with respect to unvested restricted stock awards.

Restricted Stock Units. A participant who has been granted a restricted stock unit will not realize taxable income at the time of grant and will not be entitled to make an election under Section 83(b) of the Internal Revenue Code since no stock is transferred to the recipient on the date of grant. At the time a restricted stock unit vests, assuming the award is settled at that time, the recipient will recognize ordinary income in an amount equal to the fair market value of the Common Stock or the amount of cash received. If the restricted stock unit is not distributed at the time it vests, no income will be recognized at that time and taxation will be deferred until the value of the restricted stock unit is settled. At the time the recipient recognizes taxable income on a restricted stock unit, the Company will be entitled to a corresponding tax deduction in the same amount recognized by the award recipient.

Dividend Equivalent Rights. The grant of a dividend equivalent right will not result in taxable income to the participant. At the time of payment of a cash dividend with respect to shares of Common Stock underlying a dividend equivalent right, or with respect to a stand-alone dividend equivalent right, the cash received will be taxable to the participant as ordinary income and the Company will be entitled to a corresponding tax deduction.

Withholding of Taxes. The Company may withhold amounts from participants to satisfy tax withholding requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the 2024 Equity Incentive Plan in the event of a change in control or termination of service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and limit the tax deduction by the Company.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and this discussion does not purport to be a complete description of the federal income tax aspects of the 2024 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with awards under the 2024 Equity Incentive Plan.

Accounting Treatment

Under U.S. generally accepted accounting principles, the Company is required to recognize compensation expense in its financial statements over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock awards and restricted stock units).

Awards to be Granted

The Board of Directors adopted the 2024 Equity Incentive Plan, and the Compensation Committee intends to meet after shareholder approval to determine the specific terms of the awards, including the allocation of awards to officers, employees and non-employee directors. At the present time, no specific determination has been made as to the grant or allocation of awards. As of December 31, 2023, there were eleven non-employee directors, approximately 174 employees and no service providers eligible to receive awards under the 2024 Equity Incentive Plan.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE PATHFINDER BANCORP, INC. 2024 EQUITY INCENTIVE PLAN.

VII. PROPOSAL 3 - THE APPROVAL OF AN ADVISORY NON-BINDING RESOLUTION REGARDING THE COMPENSATION OF OUR NAMED EXECUTIVES, ("SAY-ON-PAY")

The compensation of our Principal Executive Officer and our two other most highly compensated executive officers of the Company “(“Named Executive Officers”) is described in Executive Compensation and Compensation of our Named Executive Officers above. Shareholders are urged to read this narrative which discusses our compensation policies and procedures with respect to our Named Executive Officers. In order to approve Say-On-Pay, the resolution must receive at least a majority of the votes cast, either at the Annual Meeting or by proxy, in favor of such resolution.

RESOLUTION TO BE VOTED

In accordance with Section 14A of the Exchange Act, shareholders will be asked at the Annual Meeting to provide their support with respect to the compensation of our Named Executive Officers by voting on the following advisory, non-binding resolution:

RESOLVED, that the shareholders of Pathfinder Bancorp, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers described in the Executive Compensation and Compensation of our Named Executive Officers sections in the Proxy Statement, including the compensation tables and other narrative executive compensation disclosures set forth in those sections.

This advisory vote, commonly referred to as a “Say-on-Pay” advisory vote, is non-binding on the Board of Directors. Although non-binding, the Board of Directors and the Compensation Committee value constructive dialogue on executive compensation and other important governance topics with our shareholders and encourages all shareholders to vote their shares on this matter. The Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

The last “Say-on-Pay” advisory vote, conducted in 2021, was approved by 96.2% of our voting shareholders, with 1.4% abstaining and 2.4% against.

The COMPENSATION Committee and the Board of Directors recommends a vote “FOR” the APPROVAL OF THE ABOVE RESOLUTION.

VIII.
PROPOSAL 4 - RATIFICATION OF APPOINTMENT OF AUDITORS

The Audit Committee has approved the engagement of Bonadio & Co., LLP to be our independent registered public accounting firm for 2024. At the Annual Meeting, shareholders will consider and vote on the ratification of the engagement of Bonadio & Co., LLP, for the year ending December 31, 2024. A representative of Bonadio & Co., LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires. Information regarding our engagement of Bonadio & Co., LLP is set forth below.

In order to ratify the selection of Bonadio & Co., LLP, as our independent registered public accounting firm for 2024, the proposal must receive at least a majority of the votes cast, either at the Annual Meeting or by proxy, in favor of such ratification.

THE AUDIT COMMITTEE AND BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BONADIO & CO., LLP AS OUR AUDITORS FOR 2024.

A. AUDIT AND RELATED FEES FOR 2023 AND 2022

Our Auditors for 2023 and 2022 were Bonadio & Co., LLP.

Audit Fees

Bonadio & Co., LLP billed us a total of $209,230 in 2023 and $197,360 in 2022, respectively, for:

•
the audit of our 2023 and 2022 annual consolidated financial statements;
•
the audit of our internal control over financial reporting for 2023 and 2022;
•
review of our Annual Report on Form 10-K;
•
review of consolidated financial statements included in Forms 10-Q; and

•
services normally provided in connection with statutory and regulatory filings, including out-of-pocket expenses.

Audit-related fees

Bonadio & Co., LLP billed us a total of $49,000 and $52,485 for 2023 and 2022, respectively, for audit-related fees, which included professional services rendered for the three annual audits of the Company’s employee benefit plans.

Recurring and non-recurring tax services

Bonadio & Co., LLP billed us a total of $58,150 and $46,950 in 2023 and 2022, respectively, for tax fees which included the preparation of state and federal tax returns, calculation of the quarterly tax estimates, and other tax-related consulting.

All Other Fees

There were no other fees charged by Bonadio & Co., LLP in 2023 or 2022.

Policy On Audit Committee Pre-Approval Of Audit And Non-Audit Services Of The Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the Auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The Auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the Auditors in accordance with this pre-approval, and the fees for the services performed to date. All of the non-audit fees incurred in 2023 and 2022 were pre-approved pursuant to our policy.

The Audit Committee considered whether the provision of non-audit services was compatible with maintaining the independence of its Auditors. The Audit Committee concluded that performing such services in 2023 did not affect the Auditors’ independence in performing their function as independent registered public accounting firm.

B.
AUDIT COMMITTEE REPORT

In accordance with rules established by the SEC, the Audit Committee has prepared the following report for inclusion in this proxy statement:

As part of its ongoing activities, the Audit Committee has:

•
Reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2023;
•
Discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Oversight Board and the SEC;
•
Received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committees concerning independence, and has discussed with the independent registered public accounting firm their independence; and
•
Considered the compatibility of non-audit services described above with maintaining auditor independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023. The Audit Committee appointed Bonadio & Co., LLP as Auditors for 2024, which appointment the shareholders will be asked to ratify at the 2024 Annual Meeting.

This report has been provided by the Audit Committee:

David Ayoub, Chris Burritt, Meghan Crawford-Hamlin, Melanie Littlejohn, and John Sharkey III

IX.
NEXT YEAR

SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at our executive office, 214 West First Street, Oswego, New York 13126, no later than December 27, 2024. Any such proposals shall also be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

Under SEC Rule 14a-19, a shareholder intending to engage in a director election contest with respect to Pathfinder Bancorp, Inc.’s annual meeting of shareholders to be held in 2025 must give Pathfinder Bancorp, Inc. notice of its intent to solicit proxies by providing the names of its nominees and certain other information at least 60 calendar days before the anniversary of the previous year’s annual meeting. This deadline is April 7, 2025.

In addition to the requirement set forth under SEC Rule 14a-19, our Bylaws provide an advance notice procedure for certain business, or nominations to the board of directors, to be brought before an annual meeting of shareholders. In order for a shareholder to properly bring business before an annual meeting, or to propose a nominee to the board of directors, Pathfinder Bancorp, Inc.’s Secretary must receive written notice not less than 80 days nor more than 90 days prior to any such meeting; provided, however, that if less than 90 days’ notice or prior public disclosure of the date of the meeting is given to shareholders, such written notice shall be delivered or mailed to and received by the Secretary of Pathfinder Bancorp, Inc. at its principal executive office not later than the tenth day following the day on which notice of the meeting was mailed to shareholders or such public disclosure was made.

The notice with respect to shareholder proposals that are not nominations for director must set forth as to each matter such shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such shareholder as they appear on Pathfinder Bancorp, Inc.’s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of Pathfinder Bancorp, Inc. which are owned beneficially or of record by such shareholder and such beneficial owner; (iv) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business; and (v) a representation that such shareholder intends to appear at the Annual Meeting or by proxy at the annual meeting to bring such business before the meeting.

The notice with respect to director nominations must include (a) as to each person whom the shareholder proposes to nominate for election as a director, (i) all information relating to such person that would indicate such person’s qualification to serve on the board of directors of Pathfinder Bancorp, Inc.; (ii) an affidavit that such person would not be disqualified under the provisions of Article II, Section 12 of the Bylaws; (iii) such information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation and (iv) a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected; and (b) as to the shareholder giving the notice: (i) the name and address of such shareholder as they appear on Pathfinder Bancorp, Inc.’s books and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of capital stock of Pathfinder Bancorp, Inc. which are owned beneficially or of record by such shareholder and such beneficial owner; (iii) a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder; (iv) a representation that such shareholder intends to appear at the Annual Meeting or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act of 1934 or any successor rule or regulation.

The 2025 annual meeting of shareholders is expected to be held May 6, 2025. Advance written notice for certain business, or nominations to the board of directors, to be brought before the next annual meeting must be given to us no earlier than February 5, 2025 and no later than February 15, 2025. If notice is received before February 5, 2025 or after February 15, 2025, it will be considered untimely, and we will not be required to present the matter at the shareholders meeting.

Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

BY ORDER OF THE BOARD OF DIRECTORS

William D. O’Brien

Secretary

Oswego, New York

April 26, 2024

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report to Shareholders, Form 10-K and Proxy Card are available on the internet at www.pathfinderbank.com/annualmeeting.

X. APPENDIX A

PATHFINDER BANCORP, INC.

2024 EQUITY INCENTIVE PLAN

ARTICLE 1 — GENERAL

Section 1.1. Purpose, Effective Date and Term. The purpose of the Pathfinder Bancorp, Inc. 2024 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Pathfinder Bancorp, Inc. (the “Company”), and its Subsidiaries, including Pathfinder Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to that success and to further align their interests with those of the Company’s shareholders through the ownership of additional shares of common stock of the Company and/or through compensation tied to the value of the Company’s common stock. The “Effective Date” of the Plan will be the date on which the Plan satisfies the applicable shareholder approval requirements. The Plan will remain in effect as long as Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately before the ten-year anniversary date of the Effective Date. Upon shareholder approval of the Plan, no additional awards will be granted under Pathfinder Bancorp, Inc. 2016 Equity Incentive Plan, which shall remain in existence solely for the purpose of administering outstanding grants under that plan.

Section 1.2. Administration. The Plan will be administered by the Compensation Committee of the Board of Directors (the “Committee”) in accordance with Section 5.1.

Section 1.3. Participation. Each individual who is granted or holds an Award in accordance with the terms of the Plan will be a Participant in the Plan (a “Participant”). The grant of Awards will be limited to Employees, Directors and Service Providers of the Company or any Subsidiary.

Section 1.4. Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 — AWARDS

Section 2.1. General. Any Award under the Plan may be granted singularly or in combination with another Award or other Awards. Each Award under the Plan will be subject to the terms and conditions of the Plan and any additional terms, conditions, limitations and restrictions as the Committee provides with respect to the Award and as evidenced in an Award Agreement. In the event of a conflict between the terms of an Award Agreement and the Plan, the terms of the Plan will control. Subject to the provisions of Section 2.2(d), an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or any Subsidiary, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include Stock Options, Restricted Stock and Restricted Stock Units, and any Award may be granted as a Performance Award.

Section 2.2. Stock Options. A Stock Option is a grant that represents the right to purchase shares of Stock at an established Exercise Price.

(a)
Grant of Stock Options. Each Stock Option will be evidenced by an Award Agreement that specifies: (i) the number of shares of Stock covered by the Stock Option; (ii) the date of grant of the Stock Option and the Exercise Price; (iii) the vesting period or conditions to vesting or exercisability (whether time- and/or performance-based); and (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service, as the Committee may, in its discretion, prescribe. Any Stock Option may be either an Incentive Stock Option that is intended to satisfy the requirements applicable to an “Incentive Stock Option” (or “ISO”) described in Code Section 422(b), or a Non-Qualified Option that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date or the date on which the Plan is approved by the Board of Directors, whichever is earlier; or (ii) to a non-Employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan will be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) will be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify it from ISO treatment, so that it becomes a Non-Qualified Option; provided, however, that any such modification will be ineffective if it causes the Option to be subject to Code Section 409A (unless, as modified, the Option complies with Code Section 409A). The maximum number of Shares that can be issued as ISOs under the Plan is set forth in Section 3.2 hereof.

(b)
Other Terms and Conditions. A Stock Option will become exercisable in accordance with its terms and conditions and during the period(s) established by the Committee. In no event, however, will a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to a 10% Shareholder). The Exercise Price of each Stock Option may not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO may not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Shareholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an employee or director of an acquired entity. The payment of the Exercise Price will be by cash or, subject to limitations imposed by applicable law, by any other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from the exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares of Stock obtained on exercise in payment of the Exercise Price (and if applicable, any tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares of Stock that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.
(c)
Prohibition of Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any Stock Option with an Exercise Price as of an applicable date that is greater than the Fair Market Value of a share of Stock as of the same date that was granted under the Plan be bought back by the Company without shareholder approval.
(d)
Prohibition Against Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s shareholders, neither the Committee nor the Board of Directors shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Award’s in-the-money value or in exchange for Options or other Awards), replacement grants, or other means.

Section 2.3 Restricted Stock.

(a)
Grant of Restricted Stock. A Restricted Stock Award is a grant of a share or shares of Stock for no consideration or such minimum consideration as may be required by applicable law, subject to a time-based vesting schedule or the satisfaction of market conditions or performance conditions. Each Restricted Stock Award will be evidenced by an Award Agreement that specifies (i) the number of shares of Stock covered by the Restricted Stock Award; (ii) the date of grant of the Restricted Stock Award; (iii) the vesting period (whether time- and/or performance-based); and (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service. All Restricted Stock Awards will be in the form of issued and outstanding shares of Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee determines, including electronically and/or solely on the books and records maintained by the transfer agent. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that the certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to the Restricted Stock (including that the Restricted Stock may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of the Plan and Award Agreement) and/or that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(b)
Terms and Conditions. Each Restricted Stock Award will be subject to the following terms and conditions:

(i)
Rights and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. A Participant granted Restricted Stock will have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon. Any cash dividends or distributions declared with respect to shares of Stock subject to the Restricted Stock Award shall be delayed and distributed to the Participant at the time that the Restricted Stock vests. The Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests. Similarly, no dividends shall be paid with respect to any Restricted Stock Awards subject to performance-based vesting conditions unless and until the

Participant vests in such Restricted Stock Award. Upon the vesting of a performance-based Restricted Stock Award, any dividends declared but not paid during the vesting period shall be paid within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived.
(ii)
Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted will have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. The direction for any of the shares of Restricted Stock shall be given by proxy or ballot if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes or, if the Participant is not the beneficial owner for voting purposes, by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company, as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no direction is given, then the shares of Restricted Stock will not be tendered.

Section 2.4. Restricted Stock Units.

(a)
Grant of Restricted Stock Unit Awards. A Restricted Stock Unit is an Award, the value of which is denominated in shares of Stock that will be paid in Stock, including Restricted Stock, cash (measured based upon the value of a share of Stock) or a combination thereof, at the end of a specified period. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions. Each Restricted Stock Unit will be evidenced by an Award Agreement that specifies: (i) the number of Restricted Stock Units covered by the Award; (ii) the date of grant of the Restricted Stock Unit; (iii) the Restriction Period and the vesting period (whether time- and/or performance-based); and (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service.
(b)
Other Terms and Conditions. Each Restricted Stock Unit Award will be subject to the following terms and conditions:

(i)
The Committee shall impose any other conditions and/or restrictions on any Restricted Stock Unit Award as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures, restrictions under applicable laws or under the requirements of any Exchange or market on which shares of Stock may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of Restricted Stock Units.
(ii)
The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied.
(iii)
Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing on the date of grant of the Restricted Stock Unit for which the Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.
(iv)
A Participant will have no voting rights with respect to any Restricted Stock Units. No dividends will be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be assigned to Restricted Stock Units. A Dividend Equivalent Right, if any, will be paid at the same time as the shares of Stock or cash subject to the Restricted Stock Unit are distributed to the Participant and is otherwise subject to the same rights and restrictions as the underlying Restricted Stock Unit.

Section 2.5. Vesting of Awards. The Committee shall specify the vesting schedule or market or performance conditions of each award at the time of grant. Notwithstanding anything to the contrary herein, at least ninety-five percent (95%) of the Awards available under the Plan shall vest no earlier than one (1) year after the date of grant, unless accelerated due to death, Disability, or an Involuntary Termination at or following a Change in Control.

Section 2.6. Deferred Compensation. Subject to approval by the Committee before an election is made, an Award of Restricted Stock Units may be deferred pursuant to a valid deferral election made by a Participant. If a deferral election is made by a Participant, the

Award Agreement shall specify the terms of the deferral and shall constitute the deferral plan pursuant to the requirements of Code Section 409A. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to the rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not apply to an Award that is determined to constitute Deferred Compensation, if the discretionary authority would contravene Code Section 409A.

Section 2.7. Effect of Termination of Service on Awards.

The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available with respect to an Award and, in so doing, may make distinctions based upon, among other things, the reason(s) for the Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement or as set forth in an employment or severance agreement between the Company and/or a Subsidiary and the Participant, the following provisions will apply to each Award granted under this Plan:

(a)
Upon a Participant’s Termination of Service for any reason other than due to Disability, death, Retirement or for Cause, Stock Options shall be exercisable only as to the portion of the Award that was immediately exercisable by the Participant at the date of termination, and the Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.
(b)
In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised (whether or not vested) and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.
(c)
Upon Termination of Service for reason of Disability or death, any Service-based Stock Options shall be fully exercisable, whether or not then exercisable, and all Service-based Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Upon Termination of Service for reason of Disability or death, any Awards that vest based on the achievement of performance targets shall vest, pro-rata, by multiplying (i) the number of Awards that would be obtained based on achievement at target (or if actual achievement of the performance measures is greater than the target level, at the actual achievement level) as of the date of Disability or death, by (ii) a fraction, the numerator of which is the number of whole months the Participant was in Service during the performance period and the denominator of which is the number of months in the performance period. Stock Options may be exercised for a period of one (1) year following a Termination of Service due to death or Disability; provided, however, that no Stock Option shall be eligible for treatment as an ISO if the Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months following Termination of Service.
(d)
Subject to the terms and conditions specified in an applicable Award agreement, in the event of Termination of Service due to Retirement, the Committee may accelerate the vesting of specified outstanding Awards, provided that (1) the Committee has expressly approved such acceleration in writing, and (2) the Participant executes and abides by any requirements set forth in the Award Agreement. In the event of Termination of Service due to Retirement, a Participant’s Stock Options will be exercisable for one (1) year following Termination of Service. No Stock Option shall be eligible for treatment as an ISO if the Stock Option is exercised more than three (3) months following Termination of Service due to Retirement. Any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.
(e)
Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of the Stock Option.
(f)
Notwithstanding the provisions of this Section 2.7, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards and Restricted Stock Units is set forth in Article 4.

Section 2.8. Holding Period for Vested Awards. As a condition of receipt of an Award, the Award Agreement may require a Participant to agree to hold a vested Award or shares of Stock received upon exercise of a Stock Option for a period of time specified in the Award Agreement (“Holding Period”). In connection with the foregoing, a Participant may be required to retain direct ownership of Covered Shares until the earlier of (i) the expiration of the Holding Period following the date of vesting or (ii) such person’s termination of employment with the Company and any Subsidiary. The foregoing limitation, if applicable, shall not apply to the extent that an Award vests due to death, Disability or an Involuntary Termination at or following a Change in Control, or to the extent that (x)

a Participant directs the Company to withhold or the Company elects to withhold shares of Stock with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the amount required to be withheld or (y) a Participant exercises a Stock Option by a net settlement, and in the case of (x) and (y) herein, only to the extent of the shares are withheld for tax purposes or for purposes of the net settlement.

ARTICLE 3 — SHARES SUBJECT TO PLAN

Section 3.1. Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2. Share Limitations.

(a)
Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 300,000 shares of Stock. Subject to the limitations set forth in this Section 3.2, Awards under the Plan may be made in any combination of shares of Restricted Stock Awards, Restricted Stock Units or Stock Options and all Awards may be granted as either Restricted Stock Awards, Restricted Stock Units or Stock Options, in the discretion of the Committee, and all Stock Options may be granted as Incentive Stock Options. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.
(b)
Computation of Shares Available. For purposes of this Section 3.2 and in connection with the granting of a Stock Option, Restricted Stock or Restricted Stock Unit, the number of shares of Stock available for the grant shall be reduced by the number of shares previously granted, subject to the following provisions of this Section 3.4(b). To the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then the shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent that: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; (ii) shares of Stock are withheld to satisfy tax withholding upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the Exercise Price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised or Stock returned to satisfy tax withholding, rather than by the net number of shares of Stock issued.

Section 3.3 Limitations on Grants to Directors

(a)
Award Limitations. The grant date fair value of equity-based Awards granted to a non-employee Director under the Plan for any calendar year, include Stock Options, Restricted Stock and Restricted Stock Units, may not exceed $20,000.
(b)
The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4. Corporate Transactions.

(a)
General. In the event any recapitalization, reclassification, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or increase or decrease in the number of shares of Stock without consideration, or similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of: (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units; and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to adjust the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of any such Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of any such Awards for similar awards denominated in stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses or assets) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.
(b)
Merger in Which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives the merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in the merger, consolidation or other business reorganization), all as determined by the Committee before the consummation of the merger, consolidation or other business reorganization. Similarly, any Restricted Stock or Restricted Stock Units which remain outstanding shall be assumed by and become Restricted Stock and/or Restricted Stock Units of the business entity which survives the merger, consolidation or other business reorganization. If the acquiring entity fails or refuses to assume the Company’s outstanding Awards, any Service-based Awards shall vest immediately at or immediately before the effective time of the merger, consolidation or other business reorganization and any Awards subject to performance-based vesting conditions shall vest in the same manner as required under Section 4.1(c) hereof at the time of the merger, consolidation or other business reorganization. Unless another treatment is specified in the documents governing the merger, consolidation or other business organization, in the case of vested Restricted Stock or Restricted Stock Units, holders thereof shall receive on the effective date of the transaction, the same value as received by a holder of a share of Stock, multiplied by the number of Restricted Stock or Restricted Stock Units held, and in the case of a holder of Stock Options, the holder shall receive the difference, in cash, between the aggregate Exercise Price of the holder’s outstanding Stock Options and the value exchanged for outstanding shares of Stock in the merger, consolidation or other business reorganization.

Section 3.5. Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)
Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless the delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.
(b)
Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 — CHANGE IN CONTROL

Section 4.1. Consequence of a Change in Control. Subject to the provisions of Section 2.5 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or determined by the Committee and set forth in an Award Agreement:

(a)
At the time of an Involuntary Termination at or following a Change in Control, all service-based Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one (1) year following the Participant’s Involuntary Termination, provided, however, that no Stock Option shall be eligible for treatment as an ISO if the Stock Option is exercised more than three (3) months following a termination of employment.
(b)
At the time of an Involuntary Termination at or following a Change in Control, all Service-based Awards of Restricted Stock and Restricted Stock Units shall become fully vested immediately.
(c)
In the event of a Change in Control, any performance measure attached to a Performance Award under the Plan shall be deemed satisfied at the "target" level as of the date of the Change in Control, unless the data supports and the Committee certifies, that the performance measures have been achieved at a higher level than target as of the effective date of the Change in Control, in which case the Performance Award will vest at such higher level.

Section 4.2. Definition of Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a)
(a) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (a “Person”), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty five percent (25%) or more of the combined voting power of the Company’s then outstanding Voting

Securities, provided that, notwithstanding the foregoing and for all purposes of this Plan: (a) the term “Person” shall not include (1) the Company or any of its Subsidiaries, (2) an employee benefit plan of the Company or any of its Subsidiaries (including the Plan), and any trustee or other fiduciary holding securities under any such plan, or (3) a corporation or other entity owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Stock of the Company; (b) no Person shall be deemed the beneficial owner of any securities acquired by such Person in an Excluded Transaction; and (c) no Director or officer of the Company or any direct or indirect Subsidiary of the Company (or any affiliate of any such Director or officer) shall, by reason of any or all of such Directors or officers acting in their capacities as such, be deemed to beneficially own any securities beneficially owned by any other such Director or officer (or any affiliate thereof); or
(b)
the Incumbent Directors cease, for any reason, to constitute a majority of the Whole Board; or
(c)
a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is an Excluded Transaction, or the shareholders of the Company approve a plan of complete liquidation of the Company, or a sale, liquidation or other disposition of all or substantially all of the assets of the Company or any bank Subsidiary of the Company is consummated; or
(d)
a tender offer is made for 25% or more of the outstanding Voting Securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding Voting Securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror and the tender offer is consummated.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of Stock or Voting Securities by the Company, which by reducing the number of shares of Stock or Voting Securities then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur. In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 — COMMITTEE

Section 5.1. Administration. The Plan shall be administered by the Committee, which shall be composed of at least two Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board of Directors (or if necessary to maintain compliance with the applicable listing standards, those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2. Powers of Committee. The administration of the Plan by the Committee shall be subject to the following:

(a)
The Committee shall have the authority and discretion to select those persons who receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares of Stock covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of the Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award; provided, however, that the Committee shall not exercise its discretion to accelerate an Award within the first year following the date of grant if the exercise of such discretion would result in more than five percent (5%) of the aggregate awards under the Plan vesting in less than one year from the date of grant as provided for in Section 2.5, or to extend the time period to exercise a Stock Option, unless the extension is consistent with Code Section 409A.
(b)
The Committee shall have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)
The Committee shall have the authority to define terms not otherwise defined herein.
(d)
In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.
(e)
The Committee shall have the authority to: (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) (a “Blackout Period”) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC; and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that the extension does not violate Code Section 409A, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3. Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including:

(a)
delegating to a committee of one or more members of the Board of Directors who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or
(b)
delegating to a committee of one or more members of the Board of Directors who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of the delegates shall be treated hereunder as acts of the Committee and the delegates shall report regularly to the Committee regarding the exercise of delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4. Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries will furnish the Committee with data and information it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation will be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee any evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5. Committee Action. The Committee shall hold meetings, and may make administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee, including interpretations of provisions of the Plan, will be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 — AMENDMENT AND TERMINATION

Section 6.1. General. The Board of Directors may, as permitted by law, at any time, amend or terminate the Plan, and the Board of Directors or the Committee may amend any Award Agreement, provided, however, that no amendment or termination (except as provided in Sections 2.6, 3.4 and 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award before the date the amendment is adopted by the Board of Directors; provided, however, that, no amendment may

(a)
materially increase the benefits accruing to Participants under the Plan,
(b)
materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or
(c)
materially modify the requirements for participation in the Plan, unless the amendment is approved by the Company’s shareholders.

Section 6.2. Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or by the Financial Accounting Standards Board (the “FASB”) after the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 — GENERAL TERMS

Section 7.1. No Implied Rights.

(a)
No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right, evidenced by an Award Agreement, to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.
(b)
No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.
(c)
No Rights as a Shareholder. Except as otherwise provided in the Plan or in an Award Agreement, no Award shall confer upon the holder thereof any rights as a shareholder of the Company before the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2. Transferability. Except as otherwise so provided by the Committee, Stock Options under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of the transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of Immediate Family Members or to charitable organizations, and; provided, further, that the transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable, except in the event of death, before the time that the Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of death, before the time that the Restricted Stock Unit Award vests in the Participant and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s Beneficiary.

A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

Section 7.3. Designation of Beneficiaries. A Participant may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation. Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless the disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4. Non-Exclusivity. Neither the adoption of this Plan by the Board of Directors nor the submission of the Plan to the shareholders of the Company for approval (and any subsequent approval by the shareholders of the Company) shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt other incentive arrangements as may deemed desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units and/or Stock Options and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5. Eligibility for Form and Time of Elections/Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service or as otherwise required by the Committee. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.6. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other written information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.7. Tax Withholding.

(a)
Payment by Participant. Each Participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. The Company's obligation to deliver evidence of book entry (or stock certificates) to any Participant is subject to and conditioned on tax withholding obligations being satisfied by the Participant.
(b)
Payment in Stock. The Committee may require the Company's tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants.

Section 7.8. Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution or unanimous written consent of its board of directors, or by action of one or more members of the board of directors (including a committee of the board of directors) who are duly authorized to act for the board of directors, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or Subsidiary.

Section 7.9. Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of the successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.10. Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board of Directors, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.11. No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award Agreement. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether the fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.12. Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of New York without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of New York shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that brought with respect to the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.13. Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, non-qualified plan or other benefit plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.14. Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts of the Plan, but this Plan shall be construed and enforced as if the illegal or invalid provision has never been included herein.

Section 7.15. Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Notices, demands, claims and other communications shall be deemed given:

(a)
in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;
(b)
in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or
(c)
in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

If a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary, unless otherwise provided in the Award Agreement.

Section 7.16. Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. These events include, but are not limited to, termination of employment for Cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

Section 7.17. Awards Subject to Company Policies and Restrictions.

(a)
Clawback Policies. Awards granted hereunder are subject to any Clawback Policy maintained by the Company, whether pursuant to the provisions of Section 954 of the Dodd-Frank Act, implementing regulations thereunder, or otherwise. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, and the automatic forfeiture provisions under Section 304 of the Sarbanes-Oxley Act of 2002 apply as a result, any Participant who was an executive officer of the Company at the time of grant or at the time of restatement shall be subject to “clawback” as if the person were subject to Section 304 of the Sarbanes-Oxley Act of 2002.
(b)
Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time. In addition, the Company will not purposely accelerate or delay the public release of material information in consideration of a pending grant of a Stock Option to allow the grantee to benefit from a more favorable stock price. The Committee or the Board of Directors, as applicable, will consider when material non-public information is schedule to be released to the public or when the filing of a periodic report is planned so that consideration may be given to whether the grant date of the applicable Option should be delayed.
(c)
Hedging/Pledging Policy Restrictions. Awards under the Plan shall be subject to the Company’s policies relating to hedging and pledging as such may be in effect from time to time.

Section 7.18. Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a), any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant (or other expiration date) may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the Exercise Price is less than the Fair Market Value of a share of Stock on that date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the Exercise Price and any applicable tax withholding requirements. Payment of the Exercise Price of a Stock Option and any applicable tax withholding requirements with respect to Stock Options shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the Exercise Price and any applicable tax withholding.

Section 7.19. Regulatory Requirements. The grant and settlement of Awards shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

ARTICLE 8 — DEFINED TERMS

In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

“10% Shareholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

“Award” means any Stock Option, Restricted Stock Award or Restricted Stock Unit or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

“Award Agreement” means the document (in whatever medium prescribed by the Committee and whether or not a signature is required or provided by a Participant) that evidences the terms and conditions of an Award. A copy of the Award Agreement will be provided (or made available electronically) to each Participant.

“Board of Directors” means the Board of Directors of the Company.

“Cause” shall, with respect to any Participant, have the same meaning as “cause” or “for cause” (or any similar term) set forth in any employment, change in control, consulting, or other agreement for the performance of services or severance between the Participant and the Company or a Subsidiary or, in the absence of any such agreement or any such definition in an agreement, the term will mean

(i)
a material act of willful misconduct by the Participant in connection with the performance of his/her duties, including, without limitation, misappropriation of funds or property of the Company or a Subsidiary;
(ii)
the conviction of the Participant for, or plea of nolo contendere by the Participant to, any felony or a misdemeanor involving deceit, dishonesty, or fraud;
(iii)
the commission by the Participant of any misconduct, whether or not related to the Company or any of its affiliates, that has caused, or would reasonably be expected to cause, material detriment or damage to the Company’s or any of its affiliates’ reputation, business operation or relation with its employees, customers, vendors, suppliers or regulators;
(iv)
continued, willful and deliberate non-performance by the Participant of his/her duties (other than by reason of the Participant’s physical or mental illness, incapacity or disability) that has continued for more than thirty (30) days following written notice providing the details of such non-performance from the Board of Directors or the board of directors of a Subsidiary, the Chief Executive Officer of the Company or any Subsidiary, or his designee, as the case may be;
(v)
willful failure to cooperate with a bona fide internal investigation or an investigation by regulatory or law enforcement authorities, after being instructed by the Company or a Subsidiary to cooperate, or the deliberate destruction of or deliberate failure to preserve documents or other materials that the Participant should reasonably know to be relevant to such investigation, after being instructed by the Company or a Subsidiary to preserve such documents, or the willful inducement of others to fail to cooperate or to fail to produce documents or other materials; or

(vi)
removal or prohibition of the Participant from participating in the conduct of the Company’s or a Subsidiary’s affairs by order issued under applicable law and regulations by a federal or state banking agency having authority over the Company or a Subsidiary. The good faith determination by the Committee of whether the Participant’s Service was terminated by the Company or a Subsidiary for “Cause” shall be final and binding for all purposes hereunder.

“Change in Control” has the meaning ascribed to it in Section 4.2.

“Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Covered Shares” means any shares acquired by a Participant pursuant to an Award granted under this Plan, net of taxes and transaction costs. For these purposes, “taxes and transaction costs” include, without limitation: (i) shares retained by the Company to satisfy tax withholding requirements attributable to Awards, and (ii) any taxes payable by the Participant related to Awards that are in excess of the amounts withheld in accordance with clause “(i).”

“Director” means a member of the Board of Directors or of a board of directors of a Subsidiary.

“Disability.” If the Participant is a party to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or

“Disabled” will have meaning set forth in that agreement. In the absence of such a definition, “Disability” will be defined in accordance with the Bank’s long-term disability plan. In the absence of a long-term disability plan or to the extent that an Award is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant has been determined to be disabled by the Social Security Administration. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a Disability has occurred.

“Disinterested Board Member” means a member of the Board of Directors who:

(i)
is not a current Employee of the Company or a Subsidiary;
(ii)
is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year;
(iii)
has not been an officer of the Company or a Subsidiary for the past three (3) years;
(iv)
does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and
(v)
does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in a manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

“Dividend Equivalent Right” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or shares of Stock, as applicable, equal to the amount of dividends paid on a share Stock, as specified in the Award Agreement.

“Employee” means any person employed by the Company or a Subsidiary, including Directors who are employed by the Company or a Subsidiary.

“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

“Fair Market Value” on any date, means: (i) if the Stock is listed on an Exchange, national market system or automated quotation system, the closing sales price on that Exchange or over such system on that date or, in the absence of reported sales on that date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) if the Stock is not listed on an Exchange,

“Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Code Section 409A.

“Good Reason.” A termination of employment by an Employee will be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i)
a material diminution, not consented to by the Participant, in the Participant’s responsibilities, authorities or duties, from the responsibilities, authorities or duties exercised by the Participant as of immediately prior to a Change in Control;
(ii)
a material reduction in the Participant’s annual compensation or benefits, as in effect immediately prior to a Change in Control or as the same may be increased from time to time thereafter, except for across-the-board reductions similarly affecting all or substantially all of the executive officers of the Company or a Subsidiary;
(iii)
the relocation of the Company’s office(s) at which the Participant is principally employed as of the date of a Change in Control (the “Current Offices”) to any other location more than thirty-five (35) miles from the Current Offices, or the requirement by the Company or any affiliate for whom the Participant primarily works for the Participant to be based at a location more than thirty-five (35) miles from the Current Offices, except for required travel on business to an extent substantially consistent with the Participant’s business travel obligations during the twelve (12)-month period immediately preceding the Change in Control.
(iv)
Notwithstanding the foregoing, in the event an Award is subject to Code Section 409A, then “Good Reason” shall be defined in accordance with Code Section 409A, including the requirement that a Participant gives 60 days’ notice to the Company or the Subsidiary for whom the Participant is employed of the Good Reason condition and the Company or Subsidiary, as applicable, will have 30 days to cure the Good Reason condition. Any distribution of an Award subject to Code Section 409A shall be subject to the distribution timing rules of Code Section 409A, including any delay in the distribution of such Award, which rules shall be set forth in the Award Agreement.

“Immediate Family Member” means with respect to any Participant:

(i)
any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption;
(ii)
any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant);
(iii)
a trust in which any combination of the Participant and persons described in section (i) or (ii) above own more than fifty percent (50%) of the beneficial interests;
(iv)
a foundation in which any combination of the Participant and persons described in sections (i) or (ii) above control management of the assets; or
(v)
any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) or (ii) above control more than fifty percent (50%) of the voting interests.

“Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee for Good Reason.

“Incentive Stock Option” or “ISO” has the meaning ascribed to it in Section 2.2.

“Non-Qualified Option” means the right to purchase shares of Stock that is either:

(i)
designated as a Non-Qualified Option;
(ii)
granted to a Participant who is not an Employee; or
(iii)
granted to an Employee but does not satisfy the requirements of Code Section 422.

“Performance Award” means an Award that vests in whole or in part upon the achievement of one or more specified performance measures, as determined by the Committee. The conditions for grant or vesting and the other provisions of a Performance Award (including without limitation any applicable performance measures) need not be the same with respect to each recipient. A Performance Award shall vest, or as to Restricted Stock Units be settled, after the Committee has determined that the performance goals have been satisfied. Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the certain items, including but not limited to the following:

(i)
extraordinary, unusual, and/or nonrecurring items of gain or loss;
(ii)
gains or losses on the disposition of a business;
(iii)
dividends declared on the Company’s stock;
(iv)
changes in tax or accounting principles, regulations or laws; or
(v)
expenses incurred in connection with a merger, branch acquisition or similar transaction. Subject to the preceding sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify the performance measures, in whole or in part, as the Committee deems appropriate. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee

“Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Section 2.3(a).

“Restricted Stock Unit” has the meaning ascribed to it in Section 2.4(a).

“Retirement” or “Retired” means, unless otherwise specified in an Award Agreement, retirement from employment or service on or after attainment of age 65. Notwithstanding anything herein to the contrary, if an Employee or Director has not had a Termination of Service as defined in this Plan, the Employee or Director shall not be deemed to have Retired for purposes of forfeiture of non-vested Awards, vesting in Awards or reducing the exercise period of Options issued hereunder.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules, regulations and guidance promulgated thereunder and modified from time to time.

“Service” means the uninterrupted provision of services as an Employee or Director of, or a Service Provider to, the Company or a Subsidiary, as the case may be, and includes service as a director emeritus or advisory director. Service will not be deemed interrupted in the case of

(i)
any approved leave of absence for military service or sickness, or for any other purpose approved by the Company or a Subsidiary, if the Employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing,
(ii)
transfers among the Company, any Subsidiary, or any successor entities, in any capacity of Employee, Director or Service Provider, or
(iii)
any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity of Employee, Director or Service Provider (except as otherwise provided in the Award Agreement).

“Service Provider” means any natural person (other than an Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Subsidiary to render consulting or advisory services to the Company or the Subsidiary and the services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Stock” means the common stock of the Company, $0.01 par value per share.

“Stock Option” has the meaning ascribed to it in Section 2.2.

“Subsidiary(ies)” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, also means any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

“Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a director emeritus or advisory director) of, or Service Provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i)
The Participant’s cessation of Service as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries. Unless the Committee determines otherwise, an Employee Participant shall not be deemed to have a Termination of Service if such Participant remains in the Service of the Company or a Subsidiary as a Service Provider.
(ii)
The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided the leave of absence does not exceed six (6) months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six (6) months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the six-month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).
(iii)
If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of the transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity by which the Participant is employed or to which the Participant is providing Services.
(iv)
Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. If any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the employer and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the thirty-six (36) months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, the payment or a portion of the payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.
(v)
With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or Director Emeritus or Advisory Director.

PATHFINDER BANCORP INC. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. OUR PROXY STATEMENT, ANNUAL REPORT TO SHAREHOLDERS AND PROXY CARD ARE AVAILABLE ON THE INTERNET AT WWW.PATHFINDERBANK.COM/ANNUALMEETING. Votes submitted electronically must be received by 11:59 pm, Eastern Time, on June 5, 2024. Online Go to www.investorvote.com/PBHC or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/PBHC Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 and 4. 1. Election of Directors: 01 - John P. Funiciello – for a three-year term For Withhold 02 - Tony Scavuzzo – for a three-year term For Withhold 03 - Lloyd “Buddy” Stemple – for a three-year term For Withhold 2. The approval of the Pathfinder Bancorp, Inc. 2024 Equity Incentive Plan For Against Abstain 3. The approval of an advisory non-binding resolution regarding the compensation of our named executive officers (“Say-on-Pay”) For Against Abstain 4. The ratification of the appointment of Bonadio & Co., LLP as our independent registered public accounting firm for the year ending December 31, 2024 B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 33BV 03YBKD

Annual Meeting of Shareholders of Pathfinder Bancorp, Inc. June 6, 2024 at 10:00 a.m. Eastern Time Bayshore Grove 78 Bayshore Road, Oswego, New York 13126 Upon arrival, please present this admission ticket and photo identification at the registration desk. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/PBHC IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. REVOCABLE PROXY – PATHFINDER BANCORP, INC. ANNUAL MEETING OF SHAREHOLDERS June 6, 2024 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders (“Meeting”) which will be held at Bayshore Grove, 78 Bayshore Road, Oswego, New York 13126 on June 6, 2024 at 10:00 a.m. Eastern Time. The Board of Directors is authorized to cast all votes to which the undersigned is entitled as stated on the reverse side. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 and 4. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the Shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting. The above signed acknowledges receipt from the Company prior to the execution of this proxy of Notice of the Meeting, Annual Report containing financial statements, and a proxy statement dated April 26, 2024. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.

PATHFINDER BANCORP INC.OTE Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 and 4. 1. Election of Directors: 01 - John P. Funiciello – for a three-year term For Withhold 02 - Tony Scavuzzo – for a three-year term For Withhold 03 - Lloyd “Buddy” Stemple – for a three-year term For Withhold 2. The approval of the Pathfinder Bancorp, Inc. 2024 Equity Incentive Plan For Against Abstain 3. The approval of an advisory non-binding resolution regarding the compensation of our named executive officers (“Say-on[1]Pay”) For Against Abstain 4. The ratification of the appointment of Bonadio & Co., LLP as our independent registered public accounting firm for the year ending December 31, 2024 B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer 1UPX 03YBLD

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. REVOCABLE PROXY – PATHFINDER BANCORP, INC. ANNUAL MEETING OF SHAREHOLDERS June 6, 2024 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders (“Meeting”) which will be held at Bayshore Grove, 78 Bayshore Road, Oswego, New York 13126 on June 6, 2024 at 10:00 a.m. Eastern Time. The Board of Directors is authorized to cast all votes to which the undersigned is entitled as stated on the reverse side. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 and 4. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the Shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting. The above signed acknowledges receipt from the Company prior to the execution of this proxy of Notice of the Meeting, Annual Report containing financial statements, and a proxy statement dated April 26, 2024. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

PATHFINDER BANCORP INC. OTE Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. OUR PROXY STATEMENT, ANNUAL REPORT TO SHAREHOLDERS AND PROXY CARD ARE AVAILABLE ON THE INTERNET AT WWW.PATHFINDERBANK.COM/ANNUALMEETING. Votes submitted electronically must be received by 11:59 pm, Eastern Time, on May 28, 2024. Online Go to www.investorvote.com/PBHC or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/PBHC Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas ESOP VOTE AUTHORIZATION FORM IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4. 1. Election of Directors: 01 - John P. Funiciello – for a three-year term For Withhold 02 - Tony Scavuzzo – for a three-year term For Withhold 03 - Lloyd “Buddy” Stemple – for a three-year term For Withhold 2. The approval of the Pathfinder Bancorp, Inc. 2024 Equity Incentive Plan For Against Abstain 3. The approval of an advisory non-binding resolution regarding the compensation of our named executive officers (“Say-on[1]Pay”) For Against Abstain 4. The ratification of the appointment of Bonadio & Co., LLP as our independent registered public accounting firm for the year ending December 31, 2024 B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1PCF 03YBMD

Annual Meeting of Shareholders of Pathfinder Bancorp, Inc. June 6, 2024 at 10:00 a.m. Eastern Time Bayshore Grove 78 Bayshore Road, Oswego, New York 13126 Upon arrival, please present this admission ticket and photo identification at the registration desk. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/PBHC IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. PATHFINDER BANCORP, INC. ANNUAL MEETING OF SHAREHOLDERS June 6, 2024 This ESOP Vote Authorization Form is solicited by the ESOP Trustee The ESOP participant signing on the reverse side hereby directs the ESOP Trustee to vote all shares of common stock of Pathfinder Bancorp, Inc. as to which the ESOP participant is entitled to direct the voting at the Annual Meeting of Shareholders (“Annual Meeting”), which will be held at Bayshore Grove, 78 Bayshore Road, Oswego, New York 13126 on June 6, 2024 at 10:00 a.m. Eastern Time. The ESOP Trustee is authorized to cast all votes with respect to the shares allocated to the ESOP Participant’s account as indicated on the reverse side. THE ESOP VOTE AUTHORIZATION FORM WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, AND THE ESOP VOTE AUTHORIZATION FORM IS RETURNED SIGNED, THIS ESOP VOTE AUTHORIZATION FORM WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4. THE ESOP TRUSTEE WILL VOTE ANY SHARES FOR WHICH IT HAS RECEIVED NO VOTING INSTRUCTIONS IN THE SAME PROPORTION AS IT VOTES SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS FROM THE PARTICIPANTS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS ESOP VOTE AUTHORIZATION FORM WILL BE VOTED BY THE ESOP TRUSTEE IN THE BEST INTEREST OF PARTICIPANTS AND BENEFICIARIES OF THE ESOP. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. Please complete, date, sign and mail this ESOP Vote Authorization Form in the enclosed postage-paid envelope. C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.